SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Chordiant Software, Inc.
(Name of Registrant as Specified In Its Charter)

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CHORDIANT SOFTWARE, INC.

20400 Stevens Creek Boulevard, Suite 400
Cupertino, California  95014

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On January 28, 2009
______________________

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Chordiant Software, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, January 28, 2009 at 1:00 p.m. Pacific Time at our corporate headquarters located at 20400 Stevens Creek Boulevard, Suite 400, Cupertino, CA 95014 for the following purposes:

1.	To elect our two (2) nominees to serve as Directors to hold office until the 2012 annual meeting of stockholders.

2.	To ratify the selection by the Company’s Audit Committee of the Board of Directors of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2009.

3.	To approve the Company’s 2005 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 650,000 shares.

4.	To approve a non-binding resolution to approve the Shareholder Rights Plan that was previously adopted by the Company’s Board of Directors on July 7, 2008.

5.	To conduct any other business properly brought before the meeting.

 These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the 2009 Annual Meeting of Stockholders is December 1, 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.  We expect to mail this Notice of Annual Meeting of Stockholders and accompanying proxy materials on or about December 17, 2008.

By Order of the Board of Directors

David M. Zuckerman
Vice President, General Counsel and Secretary

Cupertino, California
December 17, 2008

Important Notice Regarding The Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 28, 2009: The Notice of Annual Meeting of Stockholders, Proxy Statement, and our 2008 Annual Report on Form 10-K are available on our website at http://chrd.client.shareholder.com/sec.cfm.

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CHORDIANT SOFTWARE, INC.

20400 Stevens Creek Boulevard, Suite 400
Cupertino, California  95014

________________________

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
JANUARY 28, 2009
________________________

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Chordiant Software, Inc. (the “Company” or “Chordiant”) is soliciting your proxy to vote at the Company’s 2009 Annual Meeting of Stockholders, including at any adjournments or postponements thereof, to be held on January 28, 2009 at 1:00 p.m. Pacific Time at the Company’s corporate headquarters located at 20400 Stevens Creek Boulevard, Suite 400, Cupertino, California 95014 (the “Annual Meeting”).  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign, date and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.  The Company intends to mail this proxy statement and accompanying proxy card on or about December 17, 2008 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 1, 2008 (the “Record Date’) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 30,081,690 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Chordiant’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.  Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other Agent

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

1.	To elect our two (2) nominees to serve as Directors to hold office until the 2012 annual meeting of stockholders.

2.	To ratify the selection by the Company’s Audit Committee of the Board of Directors of BDO Seidman LLP, as the Company’s independent auditors for the fiscal year ending September 30, 2009.

3.	To approve the Company’s 2005 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 650,000 shares.

4.	To approve a non-binding resolution to approve the Shareholder Rights Plan that was previously adopted by the Company’s Board of Directors on July 7, 2008.

5.	To conduct any other business properly brought before the meeting.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet.  Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

1.	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

2.
To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you instruct.

3.
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the Company number and control number from the enclosed proxy card.  Your vote must be received by 11:59 p.m. Eastern Time on January 27, 2009 to be counted.

4.
To vote on the Internet, go to http://www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide the Company number and control number from the enclosed proxy card.  Your vote must be received by 11:59 p.m. Eastern Time on January 27, 2009 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Chordiant.  Simply complete, sign, date and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of both of our nominees for director, “For” the ratification of the selection of BDO Seidman, LLP as the Company’s independent auditors for its fiscal year ending September 30, 2009, “For” the approval of the proposed 650,000 share increase in the number of shares of common stock authorized for issuance under the Company’s 2005 Equity Incentive Plan, as amended, and “For” the approval of a non-binding resolution to approve the Shareholder Rights Plan that was previously adopted by the Company’s Board of Directors on July 7, 2008.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees and The Altman Group may also solicit proxies in person, by telephone or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but The Altman Group will be paid its customary fee of approximately $5,000 plus out-of-pocket expenses if it solicits proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy card with a later date.

2.	You may send a timely written notice that you are revoking your proxy to the Company at 20400 Stevens Creek Boulevard, Suite 400, Cupertino, California 95014, Attention: Corporate Secretary.

3.	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not by itself, however, revoke your prior vote.

If your shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals due for next year’s annual meeting?

Our Bylaws require that for a stockholder proposal to be considered for inclusion in the proxy materials for next year's annual meeting of stockholders, it must be delivered to our Corporate Secretary not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred eightieth (180th) day prior to the first anniversary of the preceding year's annual meeting.

If you intend to present a proposal at our 2010 annual meeting but do not intend for the proposal to be included in next year's proxy materials, or if you wish to nominate a director for election to our Board of Directors at our 2010 annual meeting, your proposal must be submitted in writing to our Corporate Secretary, 20400 Stevens Creek Boulevard., Cupertino, California 95014 no earlier than August 1, 2009 and no later than September 30, 2009. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

If you wish to submit a stockholder proposal to be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing no later than August 17, 2009 to our Corporate Secretary, 20400 Stevens Creek Boulevard, Suite 400, Cupertino, California 95014. The proposal will need to comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

However, if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, the stockholder proposal must be received not later than the close of business on the one hundred twentieth (120th) day and not earlier than the close of business on the one hundred eightieth (180th) day prior to such annual meeting, or the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as an “Against” vote.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.   “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

•
On Proposal No. 1,  the election of directors, the two (2) nominees receiving the most “For” votes from the holders of shares present in person or by proxy and entitled to vote on the matter will be elected.  Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal No. 2, the ratification of the selection of BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2009, must receive “For” votes from the holders of a majority of the shares present in person or by proxy and entitled to vote on the matter.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes are not deemed to be votes cast, and therefore will have no effect on the outcome of this proposal.

•
To be approved, Proposal No. 3, the approval of the proposed 650,000 share increase in the number of shares of common stock authorized for issuance under the Company’s 2005 Equity Incentive Plan, as amended, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote on the matter.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes are not deemed to be votes cast, and therefore will have no effect on the outcome of this proposal.

•
To be approved, Proposal No. 4, the non-binding resolution to approve the Shareholder Rights Plan that was previously adopted by the Company’s Board of Directors on July 7, 2008, must receive “For” votes from the holders of a majority of the shares present in person or by proxy and entitled to vote on the matter.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes are not deemed to be votes cast, and therefore will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid annual meeting.  A quorum will be present if stockholders holding at least a majority of the outstanding shares as of the Record Date are present at the Annual Meeting in person or by proxy.  On the Record Date, there were 30,081,690 shares outstanding and entitled to vote. Thus, the holders of 15,040,846 shares must be present in person or by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

Chordiant’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The Board of Directors presently has seven members. There are two directors in the class whose term of office expires in 2009.  One nominee for election to this class, William J. Raduchel, is a director of ours who was previously elected by the stockholders. One nominee for election to this class, Allen A. A. Swann, was elected by our Board to fill a vacancy.  Mr. Swann was recommended to the Board by the Nominating and Corporate Governance Committee to serve as a director until the 2009 Annual Meeting. If elected at the Annual Meeting, each of these nominees would serve until the 2012 annual meeting of stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal.  It is the Company’s policy to encourage directors and nominees for director to attend the Company’s annual meetings.  The following directors attended the 2008 annual meeting of stockholders in person or via telephone:  Messrs. Springsteel (Chairman), Hoffman, Raduchel, Springett and Stevens.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for Three-Year Terms Expiring at the 2012 Annual Meeting of Stockholders

William J. Raduchel, Ph.D., age 62, has served on our Board of Directors since February 2003, and previously served on our Board between August 1998 and May 2001.  From June 2006, Dr. Raduchel has served as a director of Opera Software ASA, a Norwegian web browser company, and since June 2007, its Chairman of the Board.  Since December 2005, Dr. Raduchel has served as a director of Silicon Image, Inc., a provider of semiconductors and intellectual property for the secure storage, distribution and presentation of high-definition content, and from April 2003 until joining their board was a strategic advisor to that company.  Since February 2005, he has served as a director of Blackboard Inc., a provider of educational enterprise technology.  From March 2004 until June 2006, Dr. Raduchel served as the Chairman, and from May 2004 to February 2006, Chief Executive Officer, of Ruckus Network, Inc., a privately-held digital entertainment network designed specifically for college students. From September 1999 through January 2001, he served as Chief Technology Officer of AOL, becoming Chief Technology Officer of AOL Time Warner (now known as Time Warner Inc.) in January 2001, a position he held through December 2002. Dr. Raduchel received a Bachelor of Arts degree in Economics from Michigan State University, and A.M. and Ph.D. degrees in Economics from Harvard University.

Allen A.A. Swann, age 58, joined our Board of Directors in February 2008. Since June 2008, Mr. Swann has served as the Business Development Director of Manpower Software plc, a world leader in workforce planning.  From January 2006 to May 2008, Mr. Swann was the Interim Sales Director of Manpower Software plc.  From March 2001 to October 2004, Mr. Swann was President of International Operations at Chordiant following the merger of Chordiant and Prime Response Ltd. in March 2001.  From February 1998 to March 2001, he served in various capacities at Prime Response Ltd., including Senior Vice President of International Operations, President of International Operations, and most recently as Chief Executive Officer.  Since June 2008, Mr. Swann has served on the board of directors of Manpower Software plc.  Since October 2007, Mr. Swann has served as Chairman of the Board, of CopperEye, a privately-held UK software company that provides enterprise data management solutions. From July 2005 to January 2008, Mr. Swann served as a director of Solid Oy, a Finnish database and distributed data synchronization software company, which was sold to IBM Plc in January 2008.  Mr. Swann holds a Bachelor of Science degree in Operational Research and Statistics from Salford University in the UK.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2010 Annual Meeting

Charles E. Hoffman, age 59, has served on our Board of Directors since January 2005. From June 2001 until his retirement in April 2008, Mr. Hoffman served as the President, Chief Executive Officer and a director of Covad Communications Group, Inc., a nationwide provider of integrated voice and data communications. From January 1998 to June 2001, Mr. Hoffman served as President and Chief Executive Officer of Rogers Wireless, Inc., a Canadian communications and media company. Since June 2006, Mr. Hoffman has served as a director of Synchronoss Technologies Inc., a provider of on-demand transaction management solutions to the communication service provider market.  Mr. Hoffman holds a Bachelor of Science degree and a Masters of Business Administration from the University of Missouri at St. Louis.

David R. Springett, Ph.D., age 73, has served on our Board of Directors since January 2000.  From February 1994 to July 2007, Dr. Springett served as President of the Community College Foundation, an educational foundation. Dr. Springett held various positions during his 26-year career with Xerox Corporation, retiring in 1992 as Vice President of Strategic Marketing.  He is a board member of the California Vehicle Foundation and the California State Commission on Welfare Reform and Training. Dr. Springett holds a Bachelor of Science degree in Mechanical Engineering from the University of Toronto and a Doctorate in Engineering from Queens University in Canada.

Daniel A. Gaudreau, age 61, has served on our Board of Directors since February 2008. Since April 1997, Mr. Gaudreau has served as Senior Vice President, Operations and Chief Financial Officer of Actuate Corporation, an enterprise reporting and performance management applications company.  Prior to joining Actuate, Mr. Gaudreau served as Vice President, Finance and Administration and Chief Financial Officer at Plantronics, Inc., an audio products company.  Prior to joining Plantronics, Mr. Gaudreau was Vice President, Finance and Administration and Chief Financial Officer at Ready Systems, a privately-held operating system company.  Prior to joining Ready Systems, Mr. Gaudreau was the Controller, U.S. Manufacturing Operations at Apple Computer. Mr. Gaudreau holds a Bachelor of Science degree in Industrial Management from Clarkson University, Potsdam, New York.

Directors Continuing in Office Until the 2011 Annual Meeting

Steven R. Springsteel, age 51, has served as a Director of the Company since January 2004 and has served as the Chairman of our Board of Directors since November 2006. He has served as our President and Chief Executive Officer since February 2006. From January 2003 to September 2005, he served as Senior Vice President of Finance and Administration and Chief Financial Officer of Verity, Inc., a public intellectual capital management software company, and from September 2005 to December 2005, its President and Chief Financial Officer, at which point Verity was purchased by Autonomy Corporation, plc. From November 2001 to January 2003, Mr. Springsteel served as the Chief Operating Officer and Chief Financial Officer of Sagent Technology, Inc., a public business intelligence software company, whose assets were acquired by Group 1 Software, Inc. in January 2003. From October 2000 to November 2001, Mr. Springsteel served as the Chief Operating Officer and Chief Financial Officer of NOCpulse, a privately-held software company subsequently acquired by Red Hat. From November 1996 to October 2000, Mr. Springsteel served as our Executive Vice President and Chief Financial Officer. Mr. Springsteel also serves on the boards of Zend Technologies Ltd., a privately-held provider of products and services for PHP applications, and the California State Parks Foundation. Mr. Springsteel holds a Bachelor of Business Administration from Cleveland State University.

Richard G. Stevens, age 62, has served on our Board of Directors since March 2006. Mr. Stevens is the Founder and Managing Director of Hunter Stevens, LLC, a professional services firm he founded in 1995.  Prior to founding Hunter Stevens, Mr. Stevens served as a partner with Ernst & Young LLP and Coopers & Lybrand LLP, both of which are public accounting firms. Mr. Stevens has previously served as a director and the Chairman of the Audit Committee of Verity, Inc., a public intellectual capital management software company and of Pain Therapeutics, Inc., a public biopharmaceutical company. Mr. Stevens holds a Bachelor of Science degree with honors from the University of San Francisco, and is a licensed Certified Public Accountant (CPA) in the State of California and a Certified Fraud Examiner.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the listing standards of the National Association of Securities Dealers Automated Quotations Stock Market (“NASDAQ”), a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors.  The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five (5) directors are independent directors within the meaning of the applicable NASDAQ listing standards:  Mr. Gaudreau, Mr. Hoffman, Dr. Raduchel, Dr. Springett and Mr. Stevens.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.  Mr. Springsteel, our Chairman, President and Chief Executive Officer, is not an independent director due to his employment with the Company. The Board determined that Mr. Swann is not an independent director because he was entitled to benefits from the Company within the past three years in connection with his prior employment with the Company.  However, the Board has affirmatively determined that effective January 1, 2009, Mr. Swann shall be an independent director within the meaning of the applicable NASDAQ listing standards.

Meetings of the Board of Directors

The Board of Directors met seventeen (17) times, and acted by Unanimous Written Consent two (2) times, during the last fiscal year.  Each Board member attended 75% or more of the aggregate number of the meetings of the Board and of the committees on which he served held during the period for which he was a director or committee member.

As required under NASDAQ listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.  Executive sessions are typically chaired by Dr. Springett, the Board's Lead Independent Director.

Information Regarding Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  The following table provides membership information for fiscal 2008 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Daniel A. Gaudreau (1)	X
Charles E. Hoffman		X	X(2)
William J. Raduchel		X(2)
David R. Springett	X	X	X
Steven R. Springsteel
Richard G. Stevens	X(2)
Allen A.A. Swann (1)
David A. Weymouth (1)	X

(1)
Effective February 1, 2008, Mr. Weymouth resigned as a director and member of the Audit Committee, Mr. Gaudreau was elected as a director and appointed to serve on the Audit Committee, and Mr. Swann was elected as a director.

(2)	Committee Chairman

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee is composed of Messrs. Gaudreau, Springett and Stevens, each of whom is a non-employee member of the Board of Directors.  Mr. Stevens serves as the Chairman of the Audit Committee.  During the last fiscal year, David Weymouth was a member of the Audit Committee from October 1, 2007 to February 1, 2008.  Effective February 1, 2008, Mr. Weymouth resigned as a director and as a member of the Audit Committee, and Mr. Gaudreau was elected as a director and appointed to the Audit Committee.  Our Board of Directors has determined that each of the directors currently serving, or who previously served, on the Audit Committee meets, or then met, the requirements for independence under the NASDAQ listing standards and SEC rules.  The Audit Committee met six (6) times during the fiscal year.  The Audit Committee operates under a written charter adopted by our Board of Directors that is available to stockholders on the Company’s website at http://chrd.client.shareholder.com/documents.cfm.

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.  The Audit Committee of the Board performs several functions, including:

•	approving the engagement of the independent auditors and evaluating the performance of and assessing the qualifications of the independent auditors;

•	approving the engagement of the independent auditors to perform non-audit services and approving other public accounting firm engagements;

•	monitoring the rotation of partners of the independent auditors on the Company’s audit team;

•	receiving and reviewing written statements from the independent auditors delineating all relationships between the independent auditors and the Company;

•
discussing with management and with the independent auditors the results of the annual audit and the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports filed with the SEC, and the Company’s guidelines and policies with respect to risk assessment and risk management;

•
reviewing and discussing with the independent auditors, and, if appropriate, management, any management or internal control letter issued, or proposed to be issued, by the independent auditors, and any material conflicts or materials disagreements between management and the independent auditors;

•	conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting;

•
establishing procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards).  The Board of Directors has also determined that Mr. Stevens and Mr. Gaudreau each qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.   The Board made a qualitative assessment of Mr. Stevens’ and Mr. Gaudreau’s level of knowledge and experience based on a number of factors, including Mr. Steven’s formal education and experience as a partner in public accounting firms, and Mr. Gaudreau’s experience as a Chief Financial Officer of several public companies.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2008 with the management of the Company.  The Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants' independence.

Based on the Audit Committee's discussion with management and BDO Seidman, LLP, and the Audit Committee's review of the representation of management and the report of BDO Seidman, LLP to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Audit Committee

Richard G. Stevens (Chairman)
Daniel A. Gaudreau
David R. Springett

The material in this report is not “soliciting material” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of Mr. Hoffman, Dr. Raduchel and Dr. Springett, each of whom is a non-employee member of the Board of Directors.  Dr. Raduchel serves as the Chairman of the Compensation Committee.  Our Board of Directors has determined that each of the directors serving on the Compensation Committee meets the requirements for independence under NASDAQ listing standards and SEC rules.  The Compensation Committee met six (6) times during the fiscal year. The Compensation Committee operates under a written charter adopted by our Board of Directors that is available to stockholders on the Company’s website at http://chrd.client.shareholder.com/documents.cfm.

Compensation Committee Charter

Under the charter of the Compensation Committee, the purpose of the Compensation Committee is to act on behalf of the Board of Directors in overseeing our compensation policies, plans and programs for all employees and to review and recommend to the Board the compensation to be paid to our executive officers and directors. The term compensation includes salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

The Duties of the Compensation Committee

The Compensation Committee acts on behalf of the Board to review, modify and approve the Company’s compensation strategy, policies, plans and programs, including:

•
approving our overall compensation strategy and policies, including reviewing and recommending to the Board corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•	evaluating and recommending to the Board the compensation plans and programs advisable for the Company;

•	establishing policies with respect to equity compensation arrangements;

•
reviewing and recommending to the Board the terms of any employment agreements, severance arrangements, change of control arrangements and any other compensatory arrangements for our executive officers and other senior management;

•
determining and recommending to the Board the compensation and other terms of employment of our Chief Executive Officer, and in combination with the Nominating and Corporate Governance Committee, evaluating the Chief Executive Officer's performance in light of relevant corporate performance goals and objectives;

•
reviewing and recommending to the Board the individual and corporate performance goals and objectives of the Company’s executive officers that are periodically established in conjunction with the Chief Executive Officer;

•	reviewing and approving the corporate performance goals and objectives for the Company that are periodically established;

•	reviewing and recommending to the Board the type and amount of compensation to be paid or awarded to Board members and any programs for director compensation; and

•
adopting, amending, administering, interpreting and terminating as appropriate our stock option and other equity plans, pension and profit sharing plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once each quarter and with greater frequency if necessary.  The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, after receiving the suggestions of the Vice President, Human Resources and Hewitt Associates (“Hewitt”), the compensation consultant to the Compensation Committee.  Our Chief Financial Officer, General Counsel and Vice President, Human Resources typically participate in Compensation Committee meetings, and provide information on our financial forecasts, legal issues associated with proposed compensation structures, and compensation practices at peer companies. However, they do not participate in and are not present during decisions with respect to the amount of their own compensation.  Similarly, the Chief Executive Officer typically participates in Compensation Committee meetings, but may not participate in or be present during any determinations of the Compensation Committee regarding his compensation or individual performance objectives.  From time to time, other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings.  Nonetheless, the Compensation Committee meets regularly in executive session to deliberate on and make determinations regarding executive compensation.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultants’ reasonable fees and other retention terms. The Compensation Committee may form and delegate authority to subcommittees as it deems appropriate, including subcommittees consisting of one or more members of the Board, to grant stock awards to persons other than executive officers or individuals with respect to whom the Company wishes to comply with Section 162(m) of the Internal Revenue Code.

During the past fiscal year, the Compensation Committee engaged Hewitt as compensation consultants. Hewitt reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee has requested that Hewitt:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Hewitt was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group.  Hewitt ultimately developed information, data and analysis on compensation trends that were presented to the Compensation Committee for its consideration.  Following an active dialogue with Hewitt, the Compensation Committee made recommendations to the Board on the specific elements of compensation for the executive officers of the Company.  These recommendations were consistent with the analysis provided by Hewitt.  These recommendations are discussed in the Compensation Discussion and Analysis section of this proxy statement.

Historically, the Compensation Committee has recommended most significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held prior to and during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year.  Generally, the Compensation Committee’s process consists of two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.  For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted jointly by the Nominating and Corporate Governance Committee and the Compensation Committee after consultation with the other independent members of the Board, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and analyses by the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2008 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time been an officer or employee of the Companu.  None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Mr. Hoffman and Dr. Springett, each of whom is a non-employee member of the Board of Directors. Mr. Hoffman serves as the Chairman of the Nominating and Corporate Governance Committee.  Our Board of Directors has determined that each of the directors serving on the Nominating and Corporate Governance Committee meets the requirements for independence under NASDAQ listing standards and SEC rules.  The Nominating and Corporate Governance Committee met two (2) times during the fiscal year.  The Nominating and Corporate Governance Committee operates under a written charter adopted by our Board of Directors that is available to stockholders on the Company’s website at http://chrd.client.shareholder.com/documents.cfm.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.  The Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee also determines whether the nominee is independent based upon applicable NASDAQ listing standards, SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.  The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, who may make written suggestions for nominees to the Board in accordance with the Company’s Bylaws.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is available on the Company’s website at
http://chrd.client.shareholder.com/committees.cfm.

CODE OF ETHICS

The Company has adopted the Chordiant Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on the Company’s website at http://chrd.client.shareholder.com/documents.cfm.  If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision thereof to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In April 2004, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management.  The guidelines are also intended to align the interests of directors and management with those of the

Company’s stockholders.  The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation.  The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to NASDAQ listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002.  The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on the Company’s website at http://chrd.client.shareholder.com/documents.cfm.  Such guidelines, policies and charters shall not constitute “soliciting material,” shall not be deemed “filed” with the SEC, and is not to be incorporated by reference into any other company filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate such charters and additional information by reference therein.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2009, and has further directed that management submit this selection of independent auditors for ratification by the stockholders at the Annual Meeting.  BDO Seidman, LLP has been the Company’s independent auditors since July 2005.  Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO Seidman, LLP as the Company’s independent auditors.  However, the Audit Committee of the Board is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO Seidman, LLP.  Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal is approved.

Principal Accountant Fees and Services

The following table represents aggregate fees for professional services billed (including estimated final billing for fiscal year 2008 audit fees) to the Company for services rendered for the years ended September 30, 2008 and 2007 by BDO Seidman, LLP, the Company’s independent registered public accounting firm since July 2005.

	Year Ended September 30, 2008	Year Ended September 30, 2007
Audit Fees
Aggregate fees for professional services rendered for the audits of the consolidated financial statements of the Company, reviews of our interim financial statements, statutory and subsidiary audits, consents, consultations on accounting and financial reporting matters, internal control over financial reporting, and assistance with review of documents filed with the SEC	$1,073,607	$1,242,900	(1)

Audit-Related Fees
Aggregate fees for assurance and related services including benefit plan audits and consultation on acquisitions	—	—

Tax Fees
Aggregate fees for tax services rendered for tax return preparation, tax-payment planning services, tax audits and appeals, tax services for employee benefit plans and requests for rulings or technical advice	12,737	21,434	(2)

All Other Fees	—	—
Total	$1,086,344	$1,264,334

(1)
Includes $42,200 in connection with BDO Seidman, LLP’s audit of the Company’s financial statements and proxy statement for the fiscal year ended September 30, 2007 not yet billed as of last year’s proxy statement and thus not reported in that proxy statement.

(2)	Reflects final adjustments not reported in last year’s proxy statement.

All fees described above were approved by the Audit Committee.  In connection with the audit of our 2008 financial statements, the Company entered into an engagement agreement with BDO Seidman, LLP which sets forth the terms by which BDO Seidman, LLP will perform audit services for the Company.  That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

During the fiscal year ended September 30, 2008, none of the total hours expended on the Company’s financial audit by BDO Seidman, LLP were provided by persons other than BDO Seidman, LLP’s full-time permanent employees or those of their international affiliates.

Pre-Approval Policies and Procedures

Before the independent registered public accounting firm is engaged by us or our subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding our engagement of the independent auditors, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act to our management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditors. The Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. As such, the engagement of BDO Seidman, LLP to render all of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF 2005 EQUITY INCENTIVE PLAN, AS AMENDED

Chordiant's stockholders are being asked to approve an amendment of Chordiant's 2005 Equity Incentive Plan, as amended (the “2005 Plan”), to increase the number of shares authorized and reserved for issuance under the 2005 Plan by an additional 650,000 shares of common stock.

Background

2005 Equity Incentive Plan. The 2005 Equity Incentive Plan, or 2005 Plan, was approved at the 2005 annual meeting of stockholders held on September 27, 2005. The 2005 Plan replaced the 1999 Equity Incentive Plan, or 1999 Plan, and provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, restricted stock awards, restricted stock unit awards and other forms of equity compensation (collectively, “stock awards”). The exercise price of stock options shall not be less than the fair market value of the shares on the date of grant, and no portion may be exercised beyond ten years from that date. Under the 2005 Plan, stock options generally vest over a period of four years, with 25% of the shares vesting after one year, and the remainder vesting in equal monthly installments over the remaining three years. However, the Board (or a committee of the Board) may and has in the past issued stock awards with different vesting terms. Stock option grant agreements under the 1999 Plan allow for the early exercise of options granted to employees. Exercised but unvested shares are subject to repurchase by the Company at the initial exercise price.  Beginning September 27, 2005, no additional stock awards will be granted under the 1999 Plan. Shares remaining available for issuance pursuant to the exercise of stock options or settlement of stock awards under the 1999 Plan of 496,603 shares were added to the share reserve of the 2005 Plan and, as of September 27, 2005, became available for issuance pursuant to stock awards granted under the 2005 Plan.  All outstanding stock awards granted under the 1999 Plan will remain subject to the terms of the 1999 Plan, except that the Board may elect to extend one or more of the features of the 2005 Plan to stock awards granted under the 1999 Plan. Any shares subject to outstanding stock awards granted under the 1999 Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of the 2005 Plan and become available for issuance pursuant to stock awards granted under the 2005 Plan. The 2005 Plan increased the number of shares available for issuance by 2,200,000 shares of common stock from an aggregate total of 496,603 shares available under the 1999 Plan as of September 27, 2005, resulting in an aggregate of 2,696,603 shares available for future grant and issuance under the 2005 Plan. In January 2007, the Board amended the 2005 Plan to increase the number of shares reserved for future issuance by 1,600,000 shares. This amendment was approved by the stockholders at the 2007 annual meeting of stockholders held on April 24, 2007.  In November 2007, the Board amended the 2005 Plan to increase the number of shares reserved for future issuance by 700,000 shares. This amendment was approved by the stockholders at the 2008 annual meeting of stockholders held on February 1, 2008.  As of September 30, 2008, there were 2,860,834 shares reserved for future issuance and 3,080,729 shares outstanding under the 2005 Plan. Assuming approval of the proposed amendment to the 2005 Plan, the number of shares available for future issuance will increase by 650,000 shares of common stock, resulting in an aggregate of 3,510,834 shares reserved for future issuance under the 2005 Plan.

2000 Nonstatutory Equity Incentive Plan. In March 2000, the Board adopted the 2000 Nonstatutory Equity Incentive Plan, or 2000 Plan. Stockholder approval of this plan was not required and has not been obtained by the Company. In April 2002 and October 2002, the Board approved increases to the number of shares reserved under the 2000 Plan from 360,000 shares to 960,000 shares and then to 1,760,000 shares, also without stockholder approval as such approval was not required by the 2000 Plan or by applicable law. The 2000 Plan does not have a termination date, and will continue indefinitely until suspended or terminated by the Board. The 2000 Plan provides for the grant of nonstatutory stock options and the issuance of restricted stock and stock bonuses to employees (other than officers, directors, or beneficial owners of ten percent (10%) or more of the Company’s common stock and consultants who meet certain eligibility requirements). The terms and price of nonstatutory stock options granted under the 2000 Plan are determined by the Board (or a committee of the Board) and are set forth in each optionee’s option agreement. The exercise price of nonstatutory stock options granted under the 2000 Plan has been 100% of the fair market value on the date of grant, and the term of the options has been ten years. Generally, stock options under the 2000 Plan vest over a period of four years with 25% of the shares vesting after one year, and the remainder vesting in equal monthly installments over the remaining three years. The Board (or a committee of the Board) sets the terms of stock bonuses and rights to purchase restricted stock. In January 2007, the Board amended the 2000 Plan to reduce the number of shares available for future issuance to zero. No additional stock options will be granted under the 2000 Nonstatutory Equity Incentive Plan. As of September 30, 2008, there were 372,829 shares outstanding under the 2000 Plan.

1999 Equity Incentive Plan. The 1999 Equity Incentive Plan, or 1999 Plan, provided for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and for grants to employees, directors and consultants of nonstatutory stock options and stock purchase rights. Unless terminated sooner, the 1999 Plan will terminate automatically in 2009. The option price shall not be less than the fair market value of the shares on the date of grant and no portion may be exercised beyond ten years from that date. Under the 1999 Plan, stock options vest over a period that is limited to five years, but were typically granted with a four-year vesting period. Each option outstanding under the 1999 Plan may be exercised in whole or in part at any time. Exercised but unvested shares are subject to repurchase by us at the initial exercise price. As of September 27, 2005, 496,603 available shares under the 1999 Plan were added to the share reserve of the 2005 Plan.  No additional stock options will be granted under the 1999 Plan subsequent to September 27, 2005. Any shares subject to outstanding stock awards granted under the 1999 Plan that expire or terminate for any reason prior to the exercise or settlement are added to the share reserve of the 2005 Plan and become available for issuance under the 2005 Plan.

Amended and Restated 1999 Non-Employee Directors’ Option Plan. The 1999 Non-Employee Directors’ Stock Option Plan was adopted by the Board of Directors and became effective on the date of our initial public offering in 2000. In November 2007, the Board adopted the Amended and Restated 1999 Non-Employee Directors’ Stock Option Plan, or Directors’ Plan.  The Directors’ Plan was approved by the stockholders at the 2008 annual meeting of stockholders held on February 1, 2008.  Prior to that date, the Directors’ Plan provided for the automatic grant of a nonstatutory option to purchase 10,000 shares of common stock to each new non-employee director on the date that such person became a director, vesting over a period of three years with one-third of the shares vesting after one year, and the remainder vesting in equal monthly installments over the remaining two years. Each current and future non-employee director was automatically granted an additional nonstatutory option to purchase 3,000 shares on the day after each of our annual meetings of stockholders, vesting in equal monthly installments over one year. Each director who was a member of a Board committee was  automatically granted an additional nonstatutory stock option to purchase 2,000 shares for each committee they served on, on the day after each annual meeting of stockholders, vesting in equal monthly installments over one year. Since February 1, 2008, directors no longer receive stock options under the Directors’ Plan.  Instead, continuing directors are issued a single grant at each year’s annual meeting of stockholders equal to a number of shares of restricted stock equal to $100,000 divided by the fair market value of the Company’s common stock on the date of the annual meeting.  Effective November 2008, the Board amended the Directors’ Plan to provide that such annual grants of restricted stock shall not exceed 15,000 shares.  This amendment did not require stockholder approval. These shares of restricted stock will vest on the earlier to occur of (1) the next annual meeting or (2) twelve (12) months from the date of grant.  New non-employee directors will receive a grant of restricted stock on substantially the same terms but with the number of shares and vesting schedule pro rated in proportion to the amount time remaining between the grant and the first anniversary of the most recent annual meeting of stockholders.  Such shares of restricted stock will be subject to a post-vesting holding period, such that the director may not sell or otherwise transfer any of the shares until the earliest of (1) the second anniversary of the vesting date, (2) the closing of a merger or sale of substantially all of the assets of the Company, (3) the certification by the Board that the director has suffered an unforeseeable emergency, or (4) the death or disability of the director.  Shares sold or withheld by the Company to cover applicable tax withholdings will not be deemed a violation of this holding period.  As of September 30, 2008, 196,246 shares of common stock have been reserved for issuance, and 195,666 shares are outstanding, under the Directors’ Plan.

Employee Stock Purchase Plan. In November 1999 the Board adopted our 1999 Employee Stock Purchase Plan, or the 1999 ESPP, which was approved by our stockholders in December 1999. The 1999 ESPP became effective on February 14, 2000.  In January 2007, the Board amended the 1999 ESPP to reduce the number of shares available for grant to 400,000. Eligible employees can have up to 15% of their earnings withheld to be used to purchase shares of our common stock at 85% of the lower of the fair market value of the common stock on the commencement date of each nine-month offering period or the specified purchase date. The amount of shares reserved under the 1999 ESPP automatically increases on October 1st of each year by the greater of (1) 2% of the outstanding shares of Company common stock on such date or (2) the number of shares subject to stock awards granted under this plan during the prior twelve (12) month period. However, the automatic increase is subject to reduction by the Board of Directors.  Notwithstanding the foregoing, the aggregate number of shares that may be issued under the 1999 ESPP shall not exceed 5,200,000 shares.  As of September 30, 2008, 1,081,136 shares of common stock were available for grant under this plan.  There were no purchases of common stock under the 1999 ESPP for the year ended September 30, 2008 and 2007, as the plan is currently suspended.

General

Chordiant believes that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all of its stockholders. We believe equity compensation gives employees and directors a stake in our future success and view it as a vital component of our ability to offer competitive compensation packages within a highly competitive industry. As of September 30, 2008, there were 2,860,834 shares available for grant under the 2005 Plan. The Board believes the current number of shares available for grant is insufficient and will seriously harm our ability to attract and retain qualified employees and directors. The proposed amendment to the 2005 Plan is designed to assist us in recruiting, motivating and retaining talented employees and directors who will help us to continue achieving our business goals, including creating long-term value for stockholders.

In this Proposal 3, you are requested to approve the amendment to the 2005 Plan to increase the aggregate number of shares available for future issuance by 650,000 shares, resulting in an aggregate of 3,510,834 shares available for grant under the 2005 Plan. The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the 2005 Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal is approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

The terms and provisions of the 2005 Plan are summarized below. This summary, however, does not purport to be a complete description of the 2005 Plan. The 2005 Plan has been filed with the SEC as an attachment to this proxy statement and may be accessed from the SEC's website at http://www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2005 Plan. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to our Corporate Secretary, 20400 Stevens Creek Boulevard, Suite 400, Cupertino, California 95014.

The following is a summary of the material features of the 2005 Plan:

General

The 2005 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other forms of equity compensation (collectively, the “stock awards”).

Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2005 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose

The Board adopted the 2005 Plan to provide a means by which employees, directors and consultants of Chordiant and its affiliates may be given an opportunity to purchase or otherwise acquire stock in Chordiant, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Chordiant and its affiliates.

As of September 30, 2008, approximately 272 employees were eligible to participate in the 2005 Plan. Directors and consultants of Chordiant and its affiliates are also eligible to participate in the 2005 Plan.

Administration

The Board administers the 2005 Plan. Subject to the provisions of the 2005 Plan, the Board has the authority to construe and interpret the 2005 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. The Board also has the authority to settle all controversies, accelerate vesting of stock awards, suspend or terminate the 2005 Plan, amend the 2005 Plan, submit any amendment for stockholder approval, amend the 2005 Plan with regard to incentive stock options, amend any stock awards, and adopt procedures or sub-plans for non-U.S. participants.

The Board has the authority to delegate administration of the 2005 Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. As used herein with respect to the 2005 Plan, the “Board” refers to any committee the Board appoints as well as to our Board itself.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.”  The 2005 Plan provides that, in the Board's discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of Chordiant or an affiliate, (ii) former employees of Chordiant or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Chordiant or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Chordiant or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise not considered an “outside director” for purposes of Section 162(m).

The Board also has the authority to delegate to one or more of our officers the authority to do one or both of the following: (i) designate employees who are not officers to be recipients of stock awards and the terms thereof, and (ii) determine the number of shares of common stock to be subject to such stock awards granted to such employees; provided, however, that the Board shall specify the total number of shares of common stock that may be subject to the stock awards granted by such officer and that such officer may not grant a stock award to himself or herself.

In the event of a decline in the value of our common stock, the Board does not have the authority to reprice any outstanding stock awards under the 2005 Plan or cancel and re-grant any outstanding stock awards under the 2005 Plan, unless Chordiant's stockholders have approved such an action within twelve (12) months prior to such an event.

Stock Subject to the 2005 Plan

If stockholders approve this Proposal 3, an aggregate of 3,510,834 shares of common stock will be available for grant under the 2005 Plan. If options granted under the 2005 Plan and previously granted under the 1999 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options will again become available for issuance under the 2005 Plan. If shares of common stock are not issued because such shares instead are used to satisfy an applicable tax withholding requirement or other obligation to Chordiant in connection with the exercise of an option, then such shares will again be available for issuance under the 2005 Plan. In addition, if the exercise price of any option is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation) only the number of shares of common stock issued, net of any shares so tendered, will be deemed issued to the participant. If we reacquire unvested stock issued under the 2005 Plan, or the stock award is settled in cash, the reacquired stock will become available again for reissuance under the 2005 Plan.

If stockholders approve this Proposal 3, the maximum number of shares that may be granted under the 2005 Plan pursuant to the exercise of incentive stock options is 3,510,834 shares.

Eligibility

Incentive stock options may be granted under the 2005 Plan only to employees (including officers) of Chordiant and its affiliates. Employees (including officers), directors, and consultants of both Chordiant and its affiliates are eligible to receive all other types of awards under the 2005 Plan.

No incentive stock option may be granted under the 2005 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Chordiant or any affiliate of

Chordiant, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2005 Plan and all other such plans of Chordiant and its affiliates) may not exceed $100,000.

No employee may be granted stock options and stock appreciation rights under the 2005 Plan exercisable for more than 2,000,000 shares of common stock during any calendar year (“Section 162(m) Limitation”).

Terms of Options

The following is a description of the permissible terms of options under the 2005 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment.  The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. At December 1, 2008, the closing price of our common stock as reported on NASDAQ was $2.26 per share.

The exercise price of options granted under the 2005 Plan must be paid in cash at the time the option is exercised, or, at the discretion of the Board, (i) by delivery of other common stock of Chordiant owned by the participant for at least six months (or such other period of time required to avoid a charge in earnings for financial accounting purposes); (ii) pursuant to a deferred payment arrangement; (iii) pursuant to a net exercise arrangement; or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise. Options granted under the 2005 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by options granted under the 2005 Plan typically vest at the rate of 25% on the first anniversary of the date the option holder commenced providing services to us if a new hire, and on the first anniversary of the date of grant for other employees, and 1/48th per month thereafter, such that all shares are vested on the fourth anniversary of the date the option holder commenced providing services to us or the date of grant, as applicable, provided that vesting only continues during the participant's employment by, or service as a director or consultant to, Chordiant or an affiliate, after the first year of employment. However, shares covered by options granted under the 2005 Plan in the future may be subject to different vesting terms, and the Board has in the past granted stock options (and other stock awards) with different vesting terms.. The Board has the power to accelerate the time during which an option may vest or be exercised. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Term. The maximum term of options under the 2005 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is 5 years.

Termination of Service. Options under the 2005 Plan generally terminate 3 months after termination of the participant's service unless (i) such termination is due to the participant's disability in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time before the earlier of 12 months from the date such termination or the expiration of the option; (ii) the participant dies before the participant's service has terminated, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) at any time before the earlier of 18 months from the date of the participant's death or the expiration of the option, by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities

Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

Except as explicitly provided otherwise in a participant's option agreement, in the event that a participant's service is terminated for cause, the option will terminate upon the termination date of such participant's service, and the participant will be prohibited from exercising his or her option.

Restrictions on Transfer. The Board has the authority to determine the limitations on transferability of options. Generally, the following restrictions apply: (i) participant may not transfer an option otherwise than by will or by the laws of descent and distribution; and (ii) during the lifetime of the participant, only the participant may exercise an option.

Terms of Stock Purchase Awards

Payment. Our Board determines the purchase price under a stock purchase award agreement. The purchase price may be paid either (i) in cash; (ii) by past or future services to Chordiant or an affiliate; or (iii) in any other form of legal consideration acceptable to the Board.

Vesting. Shares of common stock acquired under a stock purchase award agreement may be subject to vesting in accordance with a schedule determined by the Board.

Termination of Service. In the event that a participant's service terminates, Chordiant may repurchase any or all of the unvested shares of common stock held by the participant.

Restrictions on Transfer. Rights under a stock purchase award agreement may be transferred as may be expressly authorized by the terms of the applicable stock purchase award agreement.

Terms of Restricted Stock Awards

Payment. A restricted stock award may be awarded in consideration for (i) past or future services rendered to Chordiant or an affiliate; or (ii) any other form of legal consideration acceptable to the Board.

Vesting. Shares of common stock acquired under a restricted stock award agreement may be subject to vesting in accordance with a schedule determined by the Board.

Termination of Service. In the event that a participant's service terminates, Chordiant may receive via a forfeiture condition any or all of the unvested shares of common stock held by the participant.

Restrictions on Transfer. Rights under a restricted stock award agreement may be transferred as may be expressly authorized by the terms of the applicable restricted stock award agreement.

Terms of Restricted Stock Unit Awards

Consideration. The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

Settlement of Awards. A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means or in any other form of consideration as determined by the Board.

Vesting and Additional Restrictions. Stock unit awards vest at the rate specified in the stock unit award agreement as determined by the Board. At the time of grant, the Board may also impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. We do not anticipate paying cash dividends on our common stock for the foreseeable future, however.

Termination of Service. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant's termination of service.

Terms of Stock Appreciation Rights

Exercise.  Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of (i) the aggregate fair market value of our common stock on the date of exercise, over (ii) the strike price determined by the Board on the date of grant.

Settlement of Awards.  The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the Board.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

Termination of Service. Upon termination of a participant's service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term. However, except as explicitly provided otherwise in a participant's stock appreciation right agreement, in the event that a participant's service is terminated for cause, the stock appreciation right shall terminate upon the termination date of such participant's service, and the participant will be prohibited from exercising his or her stock appreciation right.

Terms of Performance-Based Awards

General. The 2005 Plan allows the Board to issue performance stock awards and performance cash awards (together, the “performance-based awards”) that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the issuance of such stock or cash is approved by the Compensation Committee and the grant, vesting, or exercise of one or more stock awards and the delivery of such cash is tied solely to the attainment of certain performance goals during a designed performance period.

Performance Goals. In granting a performance-based award, the Board will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria (“performance criteria”) enumerated in the 2005 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.

To assure that the compensation attributable to one or more performance awards will qualify as performance-based compensation that will not be subject to the $1.0 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Board has the authority to structure one or more of these awards so that stock or cash will be issued or paid pursuant to the award upon the achievement of certain pre-established performance goals. Such goals may be based on any one of, or a combination of, the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders' equity; and (xxviii) other measures of performance selected by the Board.

At the time of the grant of any performance-based award, the Board is authorized to determine whether, when calculating the attainment of performance goals: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.

Compensation attributable to performance-based stock awards under the 2005 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance stock awards may not exceed the value of 1,200,000 shares of common stock. The maximum benefit to be received by a participant in any calendar year attributable to performance cash awards may not exceed $3.0 million.

Terms of Other Stock Awards

The Board may grant other stock awards based in whole or in part by reference to the value of our common stock. Subject to the provisions of the 2005 Plan, the Board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of our common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2005 Plan.

Adjustment Provisions

Transactions not involving receipt of consideration by Chordiant, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the 2005 Plan and outstanding awards. In that event, the 2005 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2005 Plan, the Section 162(m) limitation, and the maximum number of shares a participant can receive under a performance-based stock award. Further, outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions and a Change in Control

In the event of (i) the sale or other disposition of all or substantially all of the assets of Chordiant, (ii) the sale or other disposition of at least 90% of the outstanding securities of Chordiant, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may continue or assume awards outstanding under the 2005 Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or to substitute similar awards, then with respect to awards held by participants whose service with us or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full, subject to certain limitations, and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

Subject to certain exceptions, in the event a person becomes the owner of Chordiant's securities representing more than 50% of the combined voting power of Chordiant's then outstanding securities other than by virtue of a merger, consolidation or similar transaction (a “change in control”), each outstanding stock award (other than a performance stock award) will become immediately vested in that number of shares that would have been vested as of a date twelve months following the date of the change in control. Following the acceleration described in this paragraph, any unvested shares of common stock remaining subject to a stock award shall vest in equal installments over a vesting period that is twelve months shorter than the vesting period immediately prior to the change in control. If the vesting of a stock award is accelerated pursuant to a corporate transaction as described in the immediately preceding paragraph, acceleration on a change of control will not occur.

The acceleration of a stock award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Chordiant.

Duration, Amendment and Termination

The Board may suspend or terminate the 2005 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2005 Plan will terminate on July 19, 2015.

The Board may also amend the 2005 Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2005 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; (iii) change any other provision of the 2005 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements; (iv) reprice any outstanding stock awards under the 2005 Plan; or (v) cancel and re-grant any outstanding stock awards under the 2005 Plan. The Board may submit any other amendment to the 2005 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the 2005 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or Chordiant by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Chordiant will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Stock Purchase Awards and Restricted Stock Awards. Nonstatutory stock options, stock purchase awards and restricted stock awards granted under the 2005 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or Chordiant by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Stock Unit Awards. No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the vested shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1.0 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Chordiant, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

All other stock awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).

PROPOSAL 4

NON-BINDING VOTE TO APPROVE OUR SHAREHOLDER RIGHTS PLAN

Chordiant's stockholders are being asked to approve a non-binding resolution to approve the shareholder rights plan previously adopted by the Company’s Board of Directors on July 7, 2008 (the “Shareholder Rights Plan”).  Neither the Company’s Bylaws nor other governing documents or law require stockholder approval of our Shareholder Rights Plan.  However, the Board is submitting the Shareholder Rights Plan to the stockholders for a non-binding vote as a matter of good corporate practice.  Although the Board of Directors will consider the stockholders’ wishes as expressed at the Annual Meeting, a vote against this proposal might not be implemented if the Board of Directors, in its business judgment and the exercise of its fiduciary duties, concludes that it is not in the best interests of the Company and its stockholders.  If the stockholders do not vote in favor of the Shareholder Rights Plan, the Board will reconsider whether or not to redeem the Rights (defined below).  Even if the shareholders approve the Shareholder Rights Plan, the Board in its discretion may elect to redeem the Rights at any time during the term of the Rights Agreement (defined below).  The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be required to approve, in a non-binding vote, our Shareholder Rights Plan.  Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal is  approved.

On July 7, 2008, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of the Company.  The dividend was payable on July 21, 2008 (the “Record Date”) to the stockholders of record on that date.  The following sets forth a brief description of the terms of the Shareholder Rights Plan and describes in more detail the reasons of our Board of Directors for adopting the Shareholder Rights Plan.

Description of the Rights.

Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), at a price of $20.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment.  Each one one-hundredth of a Preferred Share has designations and powers, preferences and rights, and the qualifications, limitations and restrictions designed to make it the economic equivalent of a Common Share.  The Company entered into a Rights Agreement (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC as Rights Agent (the “Rights Agent”).  The Rights Agent presently serves as the Company’s transfer agent with respect to the Company’s common stock and also has been appointed transfer agent with respect to the Series A Junior Participating Preferred Stock, par value $0.001 per share, if any, that may be issued pursuant to the exercise of rights under the Rights Agreement.  The description and terms of the Rights are set forth in the Rights Agreement.

Initially, the Rights will be evidenced by the stock certificates representing the Common Shares then outstanding, and no separate Right Certificates, as defined below, will be distributed.  Until the earlier to occur of (i) the date of a public announcement that a person, entity or group of affiliated or associated persons have acquired beneficial ownership of 20% or more of the outstanding Common Shares (an “Acquiring Person”) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or entity becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with or without a copy of the Summary of Rights, which is included in the Rights Agreement as Exhibit C thereto (the “Summary of Rights”).  The Rights are not exercisable until the Distribution Date.  The Rights will expire on July 21, 2011 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Until the Distribution Date, the Rights will be transferable with and only with the Common Shares.  Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as the Rights are distributed no such amendment may adversely affect the interest of the holders of the Rights excluding the interests of an Acquiring Person.  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Adjustments to Purchase Price and Rights; Fractional Shares.

The Purchase Price payable, and the number of Preferred Shares or other securities or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).  The exercise of Rights to purchase Preferred Shares is at all times subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidation or combinations of the Common Shares occurring, in any case, prior to the Distribution Date.  Preferred Shares purchasable upon exercise of the Rights will not be redeemable.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional Preferred Shares will be issued (other than fractions that are integral multiples of the number of one one-hundredths of a Preferred Share issuable upon the exercise of one Right, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Dividends; Liquidation Preferences

Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share.  In the event of liquidation, the holders of the Preferred Shares would be entitled to a minimum preferential liquidation payment of $100 per share, but would be entitled to receive an aggregate payment equal to 100 times the payment made per Common Share.  Each Preferred Share will have 100 votes, voting together with the Common Shares.  Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount of consideration received per Common Share.  These rights are protected by customary anti-dilution provisions.  Because of the nature of the Preferred Shares’ dividend and liquidation rights, the value of one one-hundredth of a Preferred Share should approximate the value of one Common Share.  The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

Acquiring Persons

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be void), will for a sixty (60) day period have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, the Company may issue Preferred Shares, cash, debt, stock or a combination thereof in exchange for the Rights).  This right will terminate sixty (60) days after the date on which the Rights become nonredeemable (as described below), unless there is an injunction or similar obstacle to exercise of the Rights, in which event this right will terminate sixty (60) days after the date on which the Rights again become exercisable.

Under the Rights Agreement, an “Acquiring Person” shall not be deemed to include (i) the Company, (ii) a subsidiary of the Company, (iii) any employee benefit or compensation plan of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan, or (v) any person or entity that, together with its affiliates and associates, beneficially owned 20% or more of the outstanding Common Shares as of July 21, 2008, until such person or entity or its affiliates or associates becomes the beneficial owner of any additional Common Shares.  In addition, except under limited circumstances, no person or entity shall become an Acquiring Person as the result of the acquisition of Common Shares by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person or entity to 20% or more of the Common Shares then outstanding.  Further, except under certain circumstances, no person shall become an Acquiring Person due to the acquisition of Common Shares directly from the Company.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its associates or affiliates or certain other persons in which such persons have an interest, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after an Acquiring Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share, per Right (or, at the election of the Company, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

Redemption

At any time prior to the earliest of (i) the day of the first public announcement that a person has become an Acquiring Person or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”).  Following the expiration of the above periods, the Rights become nonredeemable.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Reasons for Adopting the Plan

The Shareholder Rights Plan is not intended to prevent a takeover, but rather to encourage anyone seeking to acquire Chordiant to negotiate with our Board of Directors prior to attempting a takeover. The Rights will cause substantial dilution to a person or group that acquires 20% or more of our common stock on terms not approved by our Board of Directors (with certain limited exceptions). The Rights should not interfere with any merger or other business combination approved by our Board of Directors before a person or group has become an Acquiring Person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

EQUITY COMPENSATION PLAN INFORMATION (1)

The following table provides certain information with respect to all of our equity compensation plans in effect as of September 30, 2008:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($/sh) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(#) (c)
Equity compensation plans approved by security holders	3,276,395	8.57	4,138,216	(2)

Equity compensation plans not approved by security holders	385,062	5.09	—
Total	3,661,457	8.20	4,138,216

(1)
Upon our acquisition of Prime Response, Inc. and White Spider Software, Inc. in 2001 and 2000, respectively, we assumed outstanding options of those companies such that these options became exercisable for an aggregate of 307,424 shares of our common stock at a weighted-average exercise price of $23.03 per share. As of September 30, 2008, 12,233 options of Prime Response, Inc. and White Spider Software, Inc were still outstanding with a weighted-average exercise price of $2.38. The option plans governing these options terminated other than with respect to the outstanding options, and no options will be granted in the future pursuant to these plans. These plans were not approved by our stockholders, as no approval was required. Other than the 12,233 outstanding shares noted above, the shares referenced in this note are not included in any of the numbers set forth in the table.

(2)	Includes 1,081,136 shares under our Employee Stock Purchase Plan.

Executive Officers

Our executive officers are: Steven R. Springsteel, Chairman of the Board of Directors, President, and Chief Executive Officer; Peter S. Norman, Vice President and Chief Financial Officer; Prashant K. Karnik, Vice President and General Manager, Worldwide Professional Services and Products; David E. Cunningham, Vice President, Worldwide Sales; Charles Altomare, Vice President, Worldwide Engineering; and David M. Zuckerman, Vice President, General Counsel and Secretary.  In addition, during the fiscal year the following individuals also served as executive officers of the Company:  James D. St. Jean, former Vice President and Chief Technology Officer; Derek P. Witte, former Vice President, General Counsel and Secretary; and Frank J. Florence, former Vice President and Chief Marketing Officer.

Below is a brief biography of each of our executive officers who served during the fiscal year, other than Mr. Springsteel. Biographical information for Mr. Springsteel can be found above in the section titled, “Directors Continuing in Office Until the 2011 Annual Meeting.”

Charles A. Altomare, age 57, has served as Vice President, Worldwide Engineering since February 2008. From April 2007 to February 2008, he served as Vice President, Engineering of Starview Technology, Inc., a privately-held provider of real-time process intelligence solutions for the semiconductor and electronics industries. From August 2002 to April 2006, he served as Vice President, Engineering - European Development Center of Business Objects, a provider of business intelligence solutions since acquired by SAP.  From May 2000 to August 2002, he served as Vice President, Engineering for Acta Technology, Inc., an applications integration company acquired by Business Objects in August 2002. Prior to Acta, he spent 11 years at Informix Software, where he progressed through a number of engineering positions, the last of which was Vice President of Engineering.  Mr. Altomare holds a Bachelor of Arts degree in Psychology from Temple University.

David E. Cunningham, age 55, has served as our Vice President, Worldwide Sales since November 2007. From April 2007 to October 2007, Mr. Cunningham served as Vice President, Enterprise Software Sales for the Americas Verticals and Global Accounts, and from April 2006 to March 2007 as Vice President, Northeast Area Enterprise Sales, for Symantec Corporation, a security, storage and systems management solutions provider.  From August 1998 to March 2006, Mr. Cunningham served in several sales positions at IBM Corporation, including Vice President, Global Competitive Sales, Sales and Distribution from April 2005 to March 2006, Vice President, Open Infrastructure Offering and Competitive Sales, Systems Group from December 2003 to March 2005, Global Director, Competitive Sales, Systems Group from January 2003 to November 2003, and Director, Competitive Sales EMEA, Systems Group from January 2000 to December 2002.  From July 1985 to August 1998, he served in several sales and finance positions at Amdahl Corporation, a privately-held company that specialized in developing and marketing high end server, software and services IT products, and Fujitsu Technology, which acquired Amdahl in September 1997.  Mr. Cunningham holds a Bachelor of Arts degree in Psychology from the Coe College and a Master of Business Administration from Drake University.

Prashant K. (PK) Karnik, age 53, has served as our Vice President and General Manager, Worldwide Professional Services and Products since August 2008, and Vice President and General Manager, Worldwide Professional Services, since August 2006.  From June 2005 to August 2006, he served as the Senior Vice President of Professional Services for Dorado Corporation, a solution provider for the mortgage industry. From September 2003 to June 2005, he served as the Chief Executive Officer of Datanautics (formerly Accrue Software), a global web analytics company.  From June 2001 to August 2003, he served as the Chief Operating Officer of Accrue Software, a web analytics company. From November 1999 to June 2001, he served as the Vice President of Professional Services at Aspect Communications, a customer relationship management company. For over a decade prior to that he held senior management positions within Hewlett Packard's global services organization. Mr. Karnik holds a Bachelor's degree in Mechanical Engineering from NIT India, a Master of Science degree in Industrial Engineering from Rutgers University, and a Master of Business Administration from Southern New Hampshire University.

Peter S. Norman, age 51, has served as our Vice President and Chief Financial Officer since March 2006. From March 2005 to March 2006, he served as our Vice President and Corporate Controller. From August 2004 to March 2005 he served as our Director of Finance. Prior to joining Chordiant, Mr. Norman spent twelve years in the audit practice of KPMG Peat Marwick LLP, most recently as a Senior Manager. Mr. Norman holds a Bachelor of Science degree in Accounting from Humboldt State University. He is a Certified Public Accountant (CPA), a member of the American Institute of Certified Public Accountants, and a member of the California State Society of Certified Public Accountants.

David M. Zuckerman, age 44, joined Chordiant in August 2008 as Vice President, General Counsel and Secretary.  He also serves as our Compliance Officer.  From October 2007 to April 2008 he served as Vice President and Associate General Counsel, and from November 2006 to October 2007 he served as Associate General Counsel, of BEA Systems, Inc., an enterprise infrastructure software company.  BEA Systems was acquired by Oracle Corporation in April 2008.  From January 2006 to October 2006, he served as Managing Counsel at Oracle Corporation, an enterprise software company.  From March 2004 to May 2005, he served as Senior Corporate Counsel, and from May 2005 to January 2006 he served as Director, Legal Affairs, of Siebel Systems, Inc., a customer relationship management company.  Siebel Systems was acquired by Oracle Corporation in January 2006.  From October 2002 to March 2004, he served as Group Manager, Business Development at Siebel Systems, and held several other positions at Siebel Systems commencing in January 2000.  Mr. Zuckerman was previously an attorney with the law firms of Foley & Lardner in San Francisco and Dinsmore & Shohl in Cincinnati.  Mr. Zuckerman holds a Bachelor of Arts degree in Political Science from Vanderbilt University, a Juris Doctor from The University of Michigan Law School, and a Master in Business Administration from The Wharton School of the University of Pennsylvania.

Former Executive Officers

During the fiscal year, the following individuals also served as executive officers of the Company:  Frank J. Florence, former Vice President and Chief Marketing Officer; James D. St. Jean, former Chief Technology Officer; and Derek P. Witte, former Vice President, General Counsel and Secretary.

Frank J. Florence, age 55, served as our Vice President and Chief Marketing Officer from May 2006 until his resignation in November 2008. From January 2004 to April 2006, he served as Senior Vice President, Marketing and Corporate Development for Dorado Corporation, a solution provider for the mortgage industry. From April 2002 to September 2003, he served as Senior Vice President, Marketing for InStranet, a sales, marketing and service application provider. From May 2000 to March 2002, he served in several management positions for Interwoven, a public enterprise content management company, including Senior Vice President, Business Units, Corporate Development and Vice President and General Manager. From August 1997 to February 2000, he served as President and Chief Executive Officer of SmartDB, an ERP integration software platform company. Mr. Florence holds a Bachelor of Arts degree and a Master of Business Administration from the University of Santa Clara, California.

James D. St. Jean, age 42, served as our Vice President of Worldwide Engineering from July 2005, and as our Vice President and Chief Technology Officer and acting Vice President of Worldwide Engineering from September 2007, and was an employee of ours from 2000 when we acquired White Spider, a knowledge management solutions company he founded.  Mr. St. Jean resigned in August 2008.  From 2000 to July 2005, Mr. St. Jean served in several management positions for us, including Vice President of Applications and Vice President of Design and Architecture. From 1997 to 1999, he was Vice President and Chief Architect of Vantive Corporation, a customer relationship management company. Prior to that, he was one of the founders of Innovative Computer Concepts (ICC), a field service management solutions company. At ICC he served in several management positions including Director of Development and Vice President of Development. ICC was acquired by Vantive in 1997. Before that time, Mr. St. Jean served in various development, development management and project management roles with Raytheon Corporation and Lockheed Corporation. Mr. St. Jean holds a Bachelor of Science degree in Computer Science from the University of New Hampshire.

Derek P. Witte, age 52, served as our Vice President, General Counsel, Secretary and Chief Compliance Officer from November 2005 until his resignation in June 2008. From February 2003 to November 2005, Mr. Witte served as General Counsel and Secretary for the Silicon Valley Bank and its holding company, SVB Financial Group, a financial services company. From March 2001 until June 2002, Mr. Witte served as Vice President and General Counsel for Tellme Networks, a privately-held voice recognition software company. From 1990 until 2001, Mr. Witte was with Symantec Corporation, first as their General Counsel and later as their Senior Vice President of Worldwide Operations. Prior to that, Mr. Witte practiced law with Heller Ehrman White & McAuliffe in Palo Alto, California and Brobeck, Phleger & Harrison in San Francisco. Mr. Witte holds a Bachelor's degree in Economics from the University of California, Berkeley and a Juris Doctor from the University of California, Berkeley School of Law (Boalt Hall).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of December 1, 2008 by (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all executive officers and directors of the Company as a group, and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares		Percent of Total

Five Percent Stockholders:

Symphony Technology Group, LLC
(as of October 8, 2008)	3,528,175		11.73%
2475 Hanover Street
Palo Alto, CA 94304

Barclays Global Investors NA
(as of February 5, 2008)	2,229,742		7.41%
45 Fremont Street
San Francisco, CA 94105

Citadel Investment Group, LLC
(as of May 12, 2008)	2,076,401		6.90%
131 S. Dearborn Street, 32nd Floor
Chicago, Illinois 60603

Porter Orlin, LLC
(as of June 4, 2008)	1,816,500		6.04%
666 5th Avenue, 34th Floor
New York, NY 10103

Directors, Nominees and Named Executive Officers:
Daniel A. Gaudreau	11,848	(2)	*
Charles E. Hoffman	42,848	(3)	*
William J. Raduchel	76,910	(4)	*
David R. Springett	76,848	(5)	*
Steven R. Springsteel	437,578	(6)	1.45%
Richard G. Stevens	34,208	(7)	*
Allen A.A. Swann	11,848	(8)	*

David E. Cunningham	21,873	(9)	*
Frank J. Florence	65,414	(10)	*
Prashant K. Karnik	53,437	(11)	*
Peter S. Norman	99,184	(12)	*
Derek P. Witte	122,497	(13)	*
			*
All current executive officers and directors as a group (12 persons)	866,582	(14)	2.88%

*    Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 30,081,690 shares outstanding on December 1, 2008, adjusted as required by rules promulgated by the SEC.

(2)	Consists of 11,848 restricted stock awards (“RSAs”) to vest and be released within sixty (60) days of December 1, 2008.
(3)
Consists of 11,848 RSAs to vest and be released within sixty (60) days of December 1, 2008, and 31,000 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.

(4)
Consists of 24,062 shares, 11,848 RSAs to vest and be released within sixty (60) days of December 1, 2008, and 41,000 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.

(5)
Consists of 11,848 RSAs to vest and be released within sixty (60) days of December 1, 2008, and 65,000 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.

(6)
Consists of 3,999 shares, 4,000 shares held by two of Mr. Springsteel's children, and 429,579 shares issuable upon the exercise of outstanding options that are exercisable within sixty days of December 1, 2008.

(7)
Consists of 11,848 RSAs to vest and be released within sixty (60) days of December 1, 2008, and 22,360 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.

(8)	Consists of 11,848 RSAs to vest and be released within sixty (60) days of December 1, 2008.
(9)	Consists of 21,873 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.
(10)	Consists of 65,414 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.
(11)	Consists of 53,437 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.
(12)	Consists of 99,184 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.
(13)	Consists of 7,500 shares, and 114,997 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008.
(14)
Consists of 32,061 shares, 71,088 RSAs to vest and be released within sixty (60) days of December 1, 2008, and 763,433 shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008 held by directors and named executive officers in this table, and -0- shares issuable upon the exercise of outstanding options that are exercisable within sixty (60) days of December 1, 2008 held by other executive officers.

We know of no arrangements, the operation of which may at a subsequent date result in the change of control of Chordiant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Cunningham, who commenced employment with the Company on November 5, 2007, filed a late Form 3 on November 16, 2007, and Mr. St. Jean filed a late Form 4 on November 26, 2007 reporting two stock option exercises totaling 10,982 shares on November 19, 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

Chordiant’s Compensation Committee is responsible for the Company’s compensation policies, plans and programs, including recommending executive officer and director compensation to the Board of Directors and administering the Company’s stock plans.  The Compensation Committee is composed entirely of independent directors under applicable Nasdaq, IRS and SEC rules. Throughout fiscal year 2008, William J. Raduchel served as the Chairman of the Compensation Committee, and Charles E. Hoffman and David R. Springett served as members of the Compensation Committee.

This section discusses our compensation program in fiscal year 2008 for (i) Steven R. Springsteel, our Chairman, President and Chief Executive Officer (“CEO”); (ii) Peter S. Norman, our Vice President and Chief Financial Officer (“CFO”); (iii) our three most highly compensated executive officers other than the CEO and CFO who were serving as executive officers at the end of the last completed fiscal year, namely David E. Cunningham, our Vice President, Worldwide Sales, Prashant K. (P.K.) Karnik, our Vice President and General Manager, Worldwide Professional Services and Products, and Frank J. Florence, our former Vice President and Chief Marketing Officer, who resigned effective November 14, 2008; and (iv) one additional individual for whom disclosure would have been provided pursuant to subparagraph (iii) above but for the fact that he was not serving as an executive officer at the end of our last completed fiscal year, namely Derek P. Witte, our former Vice President, General Counsel and Secretary, who resigned effective June 30, 2008  (collectively, the individuals identified in subparagraphs (i), (ii), (iii) and (iv) above are referred to as the “Named Executive Officers”).

Compensation Objectives and Philosophy

Our executive compensation philosophy is to:

•	attract, retain, motivate and reward executives whose knowledge, skills and performance are critical to achieving strategic business objectives;

•	provide a direct, meaningful link between achievement of corporate goals and compensation; and

•	align executive interests with those of stockholders to build a sustainable company while effectively managing dilution.

Role of the Compensation Committee in Setting Executive Compensation

Pursuant to its charter, the Compensation Committee is responsible for evaluating the efficacy of the Company’s compensation strategy, reviewing, approving and certifying achievement of executive performance goals, establishing policies with respect to equity compensation, reviewing compensation practices and trends, and reviewing and recommending to the Board the salary, annual cash bonus awards and equity awards for our executive officers.

The process followed by the Compensation Committee in setting compensation for executives involves analyzing market pay practices, assessing our existing pay programs, forecasting our growth, and reviewing total compensation costs and potential stock dilution.  In order to help achieve the goal of tying executive compensation to the performance of the Company, the Compensation Committee establishes the executive compensation program for the upcoming fiscal year at the same time as the Company’s overall budget is set.  In doing this, the Compensation Committee engages a compensation consultant and considers the following:

•	the performance of the Company in light of market conditions, relative to plan and among its peers;

•
for the CEO, his performance during the year and, for executives other than the CEO, the CEO’s assessment of results achieved, leadership demonstrated and challenges faced during the previous year and compensation recommendations;

•	each executive's pay history and unvested options;

•	internal pay equity among executive officers;

•	the compensation that the Compensation Committee estimates would be required to hire a replacement for each executive;

•	the difficulty of the executive's role;

•	the role certain forms of compensation play in encouraging certain behaviors from individual executives;

•	individual circumstances learned from negotiations with executive candidates;

•	analysis and recommendations from its independent compensation consultant; and

•	peer group data.

The Compensation Committee considers recommendations from the CEO regarding executive compensation to be awarded or paid to officers other than himself, but the CEO does not participate in decisions regarding the amount of his own compensation.  In making his recommendations, our Human Resources department provides our CEO with third party compensation surveys, such as the 2007 Radford Executive Survey, and compensation data of publicly-traded companies obtained from SEC filings.  This information is also made available to the Compensation Committee.  The CEO is free to, and has in the past, engaged a compensation consultant to assist in his recommendations, at the Company’s expense.  Our Chief Financial Officer, General Counsel and Vice President, Human Resources typically participate in Compensation Committee meetings, providing information on our financial forecasts, legal issues associated with proposed compensation structures, and compensation practices at peer companies, but do not participate in any decisions with respect to the amount of their own compensation.  Final decisions by the Committee are made in executive session, typically with only outside counsel and the independent compensation advisor present, but they are reviewed afterwards with the CEO and may be modified in a subsequent executive session as a result.  The Compensation Committee only makes recommendations to the Board regarding executive compensation, and the Board makes the final decisions.

Use of Compensation Consultants and Peer Group Companies

 In recent years, the Compensation Committee has engaged consultants with respect to executive compensation matters as one of the factors and tools used in performing its duties.  For fiscal year 2008, the Compensation Committee engaged Hewitt Associates (“Hewitt”) to review and evaluate our current compensation practices, the competitiveness of our compensation practices in the industry, and to provide data and analysis to assist the Compensation Committee in structuring our compensation program for fiscal year 2008. Hewitt was engaged by the Compensation Committee and does not perform any other services for the Company.

Specifically, in the first quarter of fiscal year 2008, Hewitt worked with the Compensation Committee to identify an appropriate peer group of companies.   The Committee ultimately selected the following 22 publicly-traded companies:   Actuate Corporation, Advent Software Ltd., Ariba, Inc., Art Technology Group Inc., Borland Software Corporation, Epicor Software Corporation, Informatica Corporation, Intervoice Inc., Interwoven Inc., Macrovision Corp., Magma Design Automation Inc., MSC Software Corporation, Nuance Communications, Inc., Pegasystems, Inc., QAD Inc., S1 Corporation, Salesforce.com, Inc., SPSS, Inc., Tibco Software, Inc., Vignette Corporation, WebMethods, Inc., and Websense Inc. These companies were selected because they were in the same industry, i.e., technology companies primarily focused on software, and had revenues between $100 million and $500 million, with the median revenue being approximately $222 million.  The Company’s revenue at that time was near the bottom of that range.  Hewitt then gathered market data about the base salaries, bonuses and equity compensation provided by these peer group companies, which assisted the Compensation Committee in reviewing the competitiveness of our executive officers' compensation.  The Compensation Committee believes that such market data is useful in establishing compensation programs that allow the Company to attract and retain senior management.  Hewitt typically presents data showing the median and 75th percentile of the peer group. However, the Compensation Committee does not target any specific element of compensation, or total compensation, to a specific point or range in the peer group data as benchmarking is only one factor used in setting these compensation levels.  The other factors noted in our philosophy above may therefore drive target compensation levels that vary between each of our executives and from the range of the compensation paid by the peer group companies.

Executive Compensation Components

Our executive compensation program consists of the following principal components: base salary, non-equity incentive bonuses, one time or “spot” bonuses, long-term equity incentive compensation in the form of stock option awards and restricted stock unit awards, change of control benefits, certain perquisites, and benefit plans generally available to all employees.  Each component of compensation is evaluated based on the factors discussed in each section below.  Decisions regarding base salary necessarily affect the amount of bonus and severance executives are eligible to receive, as these amounts are based on a percentage of base salary.  The Committee considers total direct compensation weighing all of these components as a subjective whole.  However, individual components serve different purposes so decisions on such components may vary as further described below.

 Base Salary

 Chordiant recognizes that base salary is one of the basic compensation elements necessary to attract and retain talented executives and that base salary is the metric upon which bonus and severance compensation are based.  With this in mind, we set base salaries for our executives primarily based on the scope of their responsibilities and the compensation levels for their positions in our peer group so that our salary levels are competitive in our efforts to build and retain an effective executive team.  Because each of these factors used by Chordiant to set base salary can change from year to year, the Compensation Committee reviews base salaries annually and makes adjustments as reasonably necessary to allow salary to continue to serve its purposes as a retention device and as the building block for other cash compensation.

With respect to base salary decisions for fiscal year 2008, the Compensation Committee reviewed peer group data to form its own conclusions on the appropriateness of base salary levels given the financial performance of the Company, which in 2007 achieved profitability for the first time in its history, the challenges the Company was likely to face in the upcoming year, the need to retain its executive team to meet those challenges, and the performance of the executives in achieving the Company’s goals.  Base salaries for fiscal year 2007 were below the 75th percentile of the peer group and in some cases at or below the median of the peer group.  As a result of such review, in October 2007 the Compensation Committee recommended to the Board of Directors, and the Board subsequently approved, an increase in the base salary for each of the Named Executive Officers for fiscal year 2008 as described in the table below (excluding Mr. Cunningham, who was hired effective November 2007).

	FY 2007	FY 2008
Name	Base Salary	Base Salary

Steven R. Springsteel	$495,000	$550,000
Chairman, President and Chief Executive Officer

Peter S. Norman	$250,000	$280,000
Vice President and Chief Financial Officer

Prashant K. Karnik	$250,000	$275,000
Vice President and General Manager, Worldwide
Professional Services and Products

Derek P. Witte	$290,000	$300,000
Former Vice President, General Counsel and Secretary

Frank J. Florence	$260,000	$270,000	(1)
Former Vice President and Chief Marketing Officer

David Cunningham	$—	$300,000	(2)
Vice President, Worldwide Sales

(1)	Mr. Florence’s salary was reduced to $220,000 effective July 1, 2008 in connection with a reduction in his duties.
(2)
Mr. Cunningham was hired effective November 2007.  His salary was determined based on peer group data, discussions with the executive recruiting firm we utilized for the search, competitiveness with Mr. Cunningham’s then-current salary, and standard salary negotiations.

Executive Incentive Plan or Bonus Compensation

Chordiant uses its cash-based Executive Incentive Bonus Plan and other bonus compensation to focus our executives on, and reward our executives for, achieving key corporate goals in the short term – generally a one-year performance period.  The Compensation Committee sets target bonuses as a percentage of base salary, allowing compensation to be earned in excess of such target amounts for exceptional performance.  The Compensation Committee considers peer group percentages, the historic levels of bonus targets, the overall cash compensation target for the executive, the role a specific executive is expected to play in the upcoming year in meeting the Company’s business objectives, and the challenges faced in that role.

2008 Executive Plan

As noted above, the Company uses its compensation program in part to align executives to focus on achieving goals that are necessary for sustained Company performance.  Therefore, in establishing performance goals under the non-equity incentive plan, the Compensation Committee starts from the operating plan developed by management and approved by the Board for the upcoming fiscal year.

In November 2007, the adoption of the Chordiant Fiscal Year 2008 Executive Incentive Bonus Plan (the “2008 Executive Plan”) was recommended by the Compensation Committee and approved by the Board of Directors in connection with the approval of our fiscal year 2008 financial plan.  Our bonus compensation programs are designed primarily to reward the achievement of certain financial goals which we believe are the best indicators of the success of our business. Since we believe that a growing, profitable company creates shareholder value, the design of our executive compensation program emphasized the achievement of various measures of profitability and growth in fiscal year 2008.

Messrs. Springsteel’s, Florence’s and Norman’s 2008 bonuses were determined solely pursuant to the 2008 Executive Plan.  Mr. Cunningham’s 2008 bonus was determined pursuant to the FY2008 Vice President Worldwide Sales Bonus Plan (described below).  Mr. Karnik’s 2008 bonus was determined pursuant to the 2008 Vice President Services Incentive Bonus Plan (described below).  Mr. Witte’s 2008 bonus was determined pursuant to the 2008 General Counsel Incentive Bonus Plan (described below).  Each of the FY2008 Vice President Worldwide Sales Bonus Plan, the 2008 Vice President Services Incentive Bonus Plan, and the 2008 General Counsel Incentive Bonus Plan contained the terms of the 2008 Executive Plan in their entirety, as well as certain additional terms which reflected the unique nature of Messrs. Cunningham’s, Karnik’s and Witte’s positions and responsibilities.  Mr. Cunningham’s 2008 bonus was calculated 25% pursuant to the terms of the 2008 Executive Plan portion of the FY2008 Vice President Worldwide Sales Bonus Plan and 75% pursuant to the unique terms of the FY2008 Vice President Worldwide Sales Bonus Plan.  Mr. Karnik’s 2008 bonus was calculated 50% pursuant to the terms of the 2008 Executive Plan portion of the 2008 Vice President Services Incentive Bonus Plan and 50% pursuant to the unique terms of the 2008 Vice President Services Incentive Bonus Plan. Mr. Witte’s 2008 bonus was calculated 75% pursuant to the terms of the 2008 Executive Plan portion of the 2008 General Counsel Incentive Bonus Plan and 25% pursuant to the unique terms of the 2008 General Counsel Incentive Bonus Plan.

Mr. Springsteel’s bonus target was established at 100% of his base salary, which represented an increase of 20 percentage points from the prior year.   In reviewing the Company’s goals for 2008, and Mr. Springsteel’s achievements in 2007, the Compensation Committee determined that 100% was an appropriate level to encourage continued superior performance by Mr. Springsteel, who led the Company to profitability for the first time in its history.  Mr. Cunningham’s bonus target was established at 83.33% of his base salary.  Messrs. Norman’s and Karnik’s bonus targets were established at 60% of their base salaries.  Mr. Florence’s bonus target was initially established at 40% of his base salary, and reduced to 25% effective following the Company’s fiscal third quarter in connection with a reduction in his duties.  Mr. Witte’s bonus target was established at 30% of his base salary.

The Compensation Committee and Board of Directors felt the best way to maximize value for stockholders was to motivate officers to focus on revenue, bookings of new transactions which result in revenue in future periods, non-GAAP operating profit and cash flow, consistent with the goals the Board adopted for our fiscal year 2008 financial plan.  Consequently the bonuses payable under the 2008 Executive Plan were calculated as a function of Company performance relative to its 2008 financial plan on four separate financial measures: revenue, bookings, non-GAAP operating profit and cash flow, calculated quarterly and weighted as described below.

The revenue goal in the 2008 Executive Plan was based upon the revenue recognized under Generally Accepted Accounting Principles (“GAAP”) on the Company’s quarterly financial statements.   The bookings goal was based upon the payment commitments from customers under contracts signed in the quarterly period.  The non-GAAP operating profit goal was based upon the non-GAAP consolidated statement of operations on the Company’s quarterly financial statements, but excluded amortization of purchased intangible assets, stock-based compensation expense and other non-recurring charges.  The cash flow goal was based upon the change in reported cash, cash equivalents, marketable securities and restricted cash on the Company’s quarterly financial statements, excluding cash used in the Company’s stock repurchase program because the Compensation Committee deemed that to be an extraordinary item.

In addition, 10% of the bonus payable under the 2008 Executive Plan to each officer other than the CEO was to be awarded by the CEO in his sole discretion to reward executives for contributions to the Company in addition to those measured by the aforementioned financial measures, and for retentive purposes.  For the CEO, that 10% of his target bonus was allocated to the non-GAAP operating profit goal.  Further, the 2008 Executive Plan, the FY2008 Vice President Worldwide Sales Bonus Plan, the 2008 Vice President Services Incentive Bonus Plan, and the 2008 General Counsel Incentive Bonus Plan provide that the Compensation Committee may recommend, and the Board may approve, a payment of up to 50% of an executive’s bonus opportunity without regard to the performance criteria set forth in the plan.

Executives participating in the 2008 Executive Plan were eligible for a payment equal to a percentage of their target bonus amounts for achieving performance against each goal as set forth below:

Bookings Component – 25% weighting
Target of $155,311,000 (Actual Achievement of $111,023,000)

Performance against goal*	Payout*

under 80%	0%
80%	50%
100%	100%
120%	200%
130%	300%**

*Payments to be extrapolated linearly for performance between specified targets
**Maximum

Revenue Component – 25% weighting
Target of $150,073,000 (Actual Achievement of $112,964,000)

Performance against goal*	Payout*

under 80%	0%
80%	25%
100%	100%
120%	200%
130%	300% **

*Payments to be extrapolated linearly for performance between specified targets
**Maximum

Non-GAAP Operating Profit Component – 25%/ 35%* weighting
Target of $27,029,000 (Actual Achievement of $3,702,000)

Performance against goal**	Payout**

under 80%	0%
80%	25%
100%	100%
120%	200%
130%	300% ***

*25% for executives other than the CEO, and 35% for the CEO
**Payments to be extrapolated linearly for performance between specified targets
***Maximum

Cash Flow Component – 15% weighting
Target of $20,000,000 Generated (Actual Usage of ($16,255,000))

Performance against goal*	Payout*

under 80%	0%
80%	25%
100%	100%
120%	200%
130%	300% **

*Payments to be extrapolated linearly for performance between specified targets
**Maximum

Based upon partial achievement of the goals under the 2008 Executive Plan for the first and third quarters of the fiscal year, Messrs. Springsteel, Norman and Florence earned and were paid bonuses for fiscal year 2008 of $83,440, $33,887, and $6,750, respectively.  The Board also approved an additional bonus for Mr. Springsteel for fiscal year 2008 in the amount of $100,000 for performance and retentive purposes pursuant to its discretionary authority under the 2008 Executive Plan.  Further, the Board approved an additional bonus for Mr. Norman for fiscal year 2008 in the amount of $67,200, which is equivalent to 40% of his target bonus under the 2008 Executive Plan, for performance and retentive purposes pursuant to its discretionary authority under that plan.  These additional bonuses will be paid out in four equal installments on December 1, 2008, December 31, 2008, March 31, 2009 and June 30, 2009.  The CEOs discretionary 10% was not exercised in the second or fourth quarters due to the Company’s financial underperformance.  The CEO awarded the full 10% discretionary bonus to most of the other executive officers in the first quarter due to the Company’s substantial achievement of its goals in that quarter, and in the third quarter for retentive purposes.

2008 Vice President Worldwide Sales Bonus Plan

In November 2007, in connection with adopting the 2008 Executive Plan, the Compensation Committee recommended and the Board approved the FY2008 Vice President Worldwide Sales Bonus Plan (the “2008 VP Sales Plan”) in which only Mr. Cunningham was a participant.  Mr. Cunningham’s total target bonus was 83.33% of his base salary, and his maximum bonus payout was 300% of his individual bonus target.  The 2008 VP Sales Plan provided that 25% of Mr. Cunningham’s target bonus would be calculated pursuant to the terms of the 2008 Executive Plan portion of the 2008 VP Sales Plan and 75% would be calculated pursuant to the unique terms of the 2008 VP Sales Plan, namely, the 2008 Vice President Worldwide Sales Compensation Plan General Terms and Conditions and the Quota Assignment and Commission Factors for Sales Personnel (the “2008 VP Sales Commission Terms”).  The Compensation Committee believed that it was appropriate to put a significant portion of Mr. Cunningham’s compensation ‘at risk’ given his role as the executive officer most directly responsible for driving revenue and bookings.  Under the 2008 VP Sales Commission Terms, Mr. Cunningham was entitled to receive variable commission on bookings based on the achievement of his total bookings quota for fiscal year 2008 and any bookings above the quota.  For the period from November 1, 2007 to September 30, 2008, his total bookings quota was $83,626,000, which was the Company’s new license and first year maintenance target pro-rated for the portion of the fiscal year which he was employed by the Company.  His commission was 0.2055% of all bookings up to 100% of the quota, 0.30% of all bookings between 100% and 120% of the quota, and 0.485% of all bookings above 120% of the quota.  Actual bookings were calculated as a function of the payment commitments from customers under contracts signed in the period.  50% of the quota credit and commission would be deemed earned at the time of the booking, and 50% of the quota credit and commission would be deemed earned upon actual payment by the customer.  Based upon partial achievement of the goals under the 2008 Executive Plan and the 2008 VP Sales Plan, Mr. Cunningham earned, or to the extent ‘earned’ was based on actual payment by the customer, expected to earn, bonuses totaling $79,873 for fiscal year 2008.

2008 Vice President Services Incentive Bonus Plan

In November 2007, in connection with adopting the 2008 Executive Plan, the Compensation Committee recommended and the Board approved the 2008 Vice President Services Incentive Bonus Plan (the “2008 VP Services Plan”) in which only Mr.

Karnik was a participant.  Mr. Karnik’s total bonus target was 60% of his base salary, with a maximum payout of 300% of his target bonus.  The 2008 VP Services Plan provides that 50% of Mr. Karnik’s bonus target would be calculated pursuant to the terms of the 2008 Executive Plan portion of the VP Services Plan and 50% would be calculated based on the unique terms of the 2008 VP Services Plan, namely, the actual worldwide cumulative professional services direct controllable contribution margin percentage (“PS Margin”), calculated as a function of Company performance relative to the PS Margin target of 18.89% in the Company’s 2008 financial plan.  The Compensation Committee determined that it was in the best interests of the Company to tie a significant portion of Mr. Karnik’s bonus target to the profitability of the professional services organization for which he is responsible.  The Compensation Committee believed that PS Margin was an appropriate measure of such profitability.  For purposes of calculating the PS Margin, the Company used the results calculated by its financial system of record for the applicable period adjusted by (i) reversing all travel and expense reimbursement revenue and related travel and expense reimbursement costs, and (ii) reversing all corporate allocations for centralized service charges.  If the Company achieved greater than 100% of its PS Margin goal but less than 120% of its PS Margin goal, an additional 5% of Mr. Karnik’s target bonus would qualify for payment for each 1% above 100% of the PS Margin goal to 120% of the PS Margin goal.  From 120% of the PS Margin goal to 130% of the PS Margin goal, an additional 10% of Mr. Karnik’s target bonus would qualify for payment for each 1% above 120% of PS Margin goal to 130% of the PS Margin goal until the maximum payout of 300% was reached.   Actual PS Margin for fiscal year 2008 was 20.21%, or 107% attainment of the PS Margin goal, resulting in a 135% payout of the PS Margin portion of the 2008 VP Services Plan.  Based largely upon this overachievement of the PS Margin goals under the 2008 VP Services Plan, Mr. Karnik earned bonuses totaling $128,016 for fiscal year 2008.  The Board also approved an additional bonus for Mr. Karnik for fiscal year 2008 in the amount of $33,000, which is equivalent to 40% of his target bonus under the 2008 VP Services Plan, for performance and retentive purposes pursuant to its discretionary authority under that plan. This additional bonus will be paid out in four equal installments on December 1, 2008, December 31, 2008, March 31, 2009 and June 30, 2009.

2008 General Counsel Incentive Bonus Plan

In November 2007, in connection with adopting the 2008 Executive Plan, the Compensation Committee recommended and the Board approved 2008 General Counsel Executive Bonus Plan (the “2008 GC Plan”), in which only Mr. Witte was a participant. Mr. Witte’s total target bonus was 30% of his base salary, with a maximum bonus payout of 300% of his target bonus.  The Compensation Committee elected to provide Mr. Witte with a higher base salary and a correspondingly lower bonus target so as to help insulate his independence as Compliance Officer while still providing him a financial interest in the success of the Company.  The 2008 GC Plan provides that 75% of Mr. Witte’s eligible bonus target would be calculated under the 2008 Executive Plan portion of the 2008 GC Plan and 25% would be calculated under the unique terms of the 2008 GC Plan.  In his role as the Compliance Officer of the Company, Mr. Witte reported directly to the Board and was responsible for monitoring the Company’s compliance with applicable laws and the policies adopted by the Board.  The Compliance Officer is charged with reporting to the Board any weaknesses in such compliance and assisting the Company in remedying any such weaknesses.  Given the sensitive nature of this role, and the difficulty in objectively measuring success in this role, the Compensation Committee felt that allocating 25% of Mr. Witte’s target bonus to the unique terms of the 2008 GC Plan was appropriate.  Based upon partial achievement of the 2008 Executive Plan targets under the 2008 GC Plan, Mr. Witte earned and was paid a bonus of $9,397 for fiscal year 2008.  Mr. Witte resigned from the Company in June 2008.  As part of his negotiated severance arrangement, he received a bonus of $11,250 representing one-half of  the bonus he was expected to receive for his services as the Company’s Compliance Officer under the terms of the 2008 GC Plan.

Spot Bonuses

From time to time, the Compensation Committee will recommend that the Board provide a one-time or “spot” bonus to one or more executive officers in recognition of a specific accomplishment or an extraordinary level of performance.   In 2006, the Audit Committee conducted a review of the Company’s s historical option granting practices.  The Audit Committee reached a conclusion that incorrect measurement dates were used for financial accounting purposes for stock option grants in certain prior periods, requiring the Company to restate certain of its prior financial statements.  In February 2007, in recognition of his leadership and hard work in assisting the Audit Committee and successfully completing the restatement of the Company’s financial statements, the Board, at the recommendation of the Compensation Committee, awarded a bonus of $100,000 to Mr. Norman, our Chief Financial Officer.  One-half of this bonus was paid in March 2007, and one-half was paid in December 2007.  The Compensation Committee divided the payment of this bonus to provide an additional retention incentive for Mr. Norman through the end of 2007.

Equity Compensation

We believe that long-term company performance is achieved through an ownership culture that aligns the interests of our executive officers with those of our stockholders through the use of stock-based awards. As a result, equity awards, specifically stock options and restricted stock units, represent a significant portion of the executives’ potential long-term compensation.

Stock Options

Stock options give the executives the right to purchase at a preset price (the market price of our stock when the option is granted) a specific number of shares of our stock at future dates, and the executives can exercise this right as the options vest (i.e., become exercisable) during the life of the option (generally ten years).  The value of any stock option awards we make to our executive officers will be driven by our sustained performance over time.  We also use stock options as a means to promote the long-term retention of our key executives by imposing time-based vesting conditions on all stock option awards – with vesting generally occurring over a period of four years.  In evaluating the compensatory element of stock options, the Compensation Committee is guided by the accounting values of the stock options as measured by statement of financial accounting standards No. 123 (R) (“FAS 123R”).   Equity forms a key part of the overall compensation for each executive officer and will be considered each year as part of the annual performance review process and incentive payout calculation.  The Compensation Committee reviews the overall dilution to stockholders that may result from any annual grants to executive officers, but does not apply any specific formulas or benchmarks.

However, in connection with the adoption of the 2005 Plan and the proposal to increase the number of shares available under the 2005 Plan in last year’s proxy statement, the Board committed to stockholders that through the 2008 fiscal year we would not grant to our employees, in any given fiscal year, a number of shares subject to equity awards (whether under the 2005 Plan or other plans not approved by stockholders) greater than the average “burn rate” for equity awards by companies in the software and services industry (as stated by Institutional Shareholder Services), which is 5% of the number of shares of our common stock that we believe will be outstanding at the end of such fiscal year. For purposes of calculating the number of shares granted in a given fiscal year, stock purchase awards, restricted stock awards, restricted stock unit awards, performance stock awards and other stock awards with respect to which the strike price is less than 100% of the fair market value counted as equivalent to (i) 1.5 option shares if our annual stock price volatility was 53% or higher, (ii) two option shares if our annual stock price volatility was between 25% and 52%, and (iii) four option shares if our annual stock price volatility was less than 25%. Volatility was calculated pursuant to guidelines specified by Institutional Shareholder Services.

Timing of Stock Option Grants

We have a policy of generally granting stock options on preset dates. We do not grant stock options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on stock option grant dates.  Because we believe stock options are an important part of our compensation program, we grant options on an annual basis to key employees (other than newly hired employees), including our executive officers.  For the annual grant to officers, the Compensation Committee recommends and the Board approves any annual option grants in advance of the third trading day after the announcement of our fiscal year-end earnings report, and the options are granted on such third trading day after the announcement of our fiscal year-end earnings report and priced using the closing price of our common stock on that date.  Annual grants to employees are made and priced on the same date.  We follow this same practice for new hire grants to officers though these grants may take place on the third trading day after the release of quarterly financial results. We implemented this policy in an effort to issue our annual stock option grants and other grants to officers during the time when potential material information regarding our financial performance is most likely to be available to the market.

Size and Terms of Stock Option Grants

The size and terms of the initial option grant made to each executive officer upon joining the Company are primarily based on historical awards granted to past Chordiant executives, the size of award necessary to attract qualified candidates in a competitive labor market, and individual negotiations with qualified candidates.  In addition, the Compensation Committee considers the total fully-diluted equity interest of other executives in comparable positions within the Company in an effort to maintain internal pay equity.

We determine the size and terms of annual awards based on our executive officers' ability to impact our results that drive stockholder value, their organization level and their potential to take on roles of increasing responsibility.  In addition, in recommending annual grants of options to officers, the Compensation Committee considers the equity awards granted by peer companies (as disclosed in the surveys discussed above), as well as the Committee's own subjective analysis of the skills and potential contributions of the officers receiving the grants.

2008-2009 Performance Share Unit Program

In October 2007, the Board of Directors adopted the 2008-2009 Performance Share Unit Program (the “PSUP”).  The PSUP is intended to provide equity incentive compensation to executive officers.  The PSUP’s objectives are to focus executives on achieving specific performance targets, reinforcing a team focus, providing significant award potential for achieving outstanding performance, and enhancing the ability of the Company to attract and retain highly talented and competent individuals.  The PSUP provides for the grant of the restricted stock units with the size of the award and the vesting based on the financial performance of the Company over the two year period constituting the Company’s fiscal years 2008 and 2009 (the “Performance Period”) subject to the designated participant’s continuous service during the entire Performance Period.

The PSUP award is granted at the level that can be earned based on maximum performance.  Up to 50% of the target level of the restricted stock unit award will vest based on achievement of cumulative non-GAAP revenue goals for the Performance Period established by the Board and up to 50% of the target level of the restricted stock unit award will vest based on achievement of cumulative operating income for the Performance Period established by the Board. Subject to the other conditions of the PSUP, 66.67% of the RSUs will vest at target performance levels and up to the full amount of the RSU grant will vest at maximum performance levels.  We are not disclosing these targets because we remain in the Performance Period and accordingly consider the information confidential.

If there is a change in control prior to the date that the Board makes a determination of the number of restricted stock units that will vest as a result of the Company’s financial performance during the Performance Period, then the restricted stock units granted to designated participants will be deemed earned, immediately prior to the change in control, as if all performance goals had been achieved during the Performance Period at 100% of the target level of performance; provided, however, that such amount will be prorated to equal to the lesser of (1) the target award and (2) the target award, multiplied by the ratio of the length of the Performance Period prior to the effective date of the change in control plus 12 months, over the length of the entire Performance Period, but not to exceed the size of the target restricted stock unit award.

Shares of common stock earned under the restricted stock units will be issued promptly after vesting.  However, after the issuance of shares of common Stock under the PSUP, each designated participant must not sell or otherwise transfer (excluding transfers to family trusts for tax planning purposes) any of the shares issued under the PSUP until the earlier of (1) the fourth anniversary of the date of grant of the restricted stock unit, (2) a change in control of the Company, (3) the certification by the Board that the designated participant is suffering an unforeseeable emergency, or (4) the termination of the designated participant’s continuous service with the Company as a result of an involuntary termination or as a result of the designated participant’s death or disability.  Shares withheld by the Company to cover applicable tax withholdings will not be deemed a violation of this requirement.

Fiscal Year 2008 Equity Grants

In November 2007, the Board of Directors of the Company made grants of stock options and performance-based restricted stock units set forth below to the Named Executive Officers.  The Compensation Committee determined that a combination of stock options and restricted stock units, and the allocation among stock options and restricted stock units, were appropriate given market trends.  In connection with its review of peer group data, the Compensation Committee determined that in most cases the value of the executives’ equity holdings were significantly below the 75th percentile of the peer group, in some cases significantly below the median of the peer group, and thus that the grants below were appropriate.  The grant date was the third trading day after the announcement of our fiscal year 2007earnings report, and the exercise price of all awards granted in the form of stock options was the closing price of the Company’s common stock on that date.  Vesting and other terms of the restricted stock unit grants will be determined under the terms of the 2008-2009 Performance Share Unit Program.

		Number of Performance-Based Restricted Stock
Name	Number of Options	Units at Target/Maximum

Steven R. Springsteel	100,000	40,000/60,000
Chairman, President and Chief Executive Officer

Peter S. Norman	35,000	17,500/26,250
Vice President and Chief Financial Officer

Prashant K. Karnik	35,000	17,500/26,250
Vice President and General Manager, Worldwide
Professional Services and Products

Derek P. Witte	20,000	10,000/15,000
Former Vice President, General Counsel and Secretary

Frank J. Florence	20,000	10,000/15,000
Former Vice President and Chief Marketing Officer

David Cunningham	75,000(1)	10,000/15,000
Vice President, Worldwide Sales

(1)  Represents Mr. Cunningham’s new hire grant.

Severance and Change of Control Benefits

Chordiant previously entered into change of control agreements with each of our executive officers (except for Mr. Springsteel as described below) that provide for certain payments and benefits in connection with a change of control of the Company.  Each of Messrs. Norman, Karnik and Cunningham are eligible, and Messrs. Florence and Witte were eligible prior to their resignations, for certain severance benefits in the event of termination without cause or resignation for good reason that occurs in connection with a change of control.  These benefits include payments of base salary and annual bonus, payment of continued health insurance premiums, payment of a lump sum amount for life insurance coverage, and acceleration of vesting of outstanding stock awards.  As a result of the negotiations with Mr. Springsteel at the time of his hire, and in light of the challenges faced by Chordiant at that time and the talents Mr. Springsteel could bring to the Company, Chordiant entered into an employment agreement with Mr. Springsteel that provides that he will be entitled to certain cash payments and acceleration of vesting upon his termination without cause or resignation for good reason, independent of a change of control.  In addition, that agreement provides that he will be entitled to certain acceleration of vesting upon the consummation of a change of control, even if his employment continues thereafter with the acquiring or successor entity.   We recently amended our change of control agreements with our executives to clarify the manner by which those agreements are exempt from the application of Section 409A of the Code, which imposes additional taxes on certain types of deferred compensation, to increase certain payments and benefits, and, except with respect to Mr. Springsteel, to eliminate the provision which obligated the Company to reimburse our executives for certain excise taxes.  Mr. Springsteel also entered into such a change of control agreement, which incorporates the substantive severance and change of control terms of his employment agreement as well as the amendments noted above.  Further information about the terms of these agreements is provided under "Severance and Change of Control Arrangements" below.

The Compensation Committee believes that change of control benefits, if structured appropriately, help attract qualified executive candidates to work at Chordiant, minimize the distraction caused by a potential transaction, serve as a reward for completing a strategic transaction that is in the best interest of the Company’s shareholders, and reduce the risk that key talent will leave the Company before a transaction closes.

Other Compensation and Benefits

Personal Benefits.  In fiscal year 2008, we offered our Named Executive Officers certain personal benefits, or perquisites, that the Compensation Committee believes are reasonable and in the best interests of Chordiant and its stockholders.  These personal benefits help us attract and retain the best talent and keep our executive compensation program competitive at a minimal cost to us. The personal benefits that are offered are as follows:

•	Executive physical as prescribed by the attending physician and estimated to be approximately $2,000 per person per year;

•	Tax advice and/or financial planning assistance up to $1,000 per person per year;

•	A life insurance policy payable in the amount of $1.0 million to the executive’s designated beneficiary with the premium paid by the Company; and

•	Travel expenses of spouses of executive officers to the Company’s annual sales achievers’ trip.

General Benefits.  We believe that we must offer a competitive benefits program to attract and retain key executives.  We provide benefits to our executives on substantially the same terms as are available to our other employees, including health insurance, disability insurance, vision and dental plans.

Pension Benefits or Supplemental Retirement Benefits.  We do not provide any pension or retirement benefits to our executive officers other than our 401(k) plan.  We offer our executives a Company matching contribution under the 401(k) plan on the same terms as offered to our other employees.

Paid Time Off.  Executive officers are allowed to take paid time off as their schedules permit without restriction.  Because executive officers do not accrue paid time off, they are not entitled to payment for unused time off when they leave the employment of the Company.

Accounting and Tax Considerations

Our Compensation Committee is responsible for addressing the issues raised by Section 162(m) of the Code, which makes certain "non-performance-based" compensation to certain of our executives in excess of $1 million non-deductible by our Company. While the Compensation Committee considers Section 162(m) in making its compensation decisions, the deductibility of compensation under Section 162(m) is not a dispositive factor in the Compensation Committee's decision-making process.  The Compensation Committee will monitor the level of compensation paid to our executive officers and may act in response to the provisions of Section 162(m).  We have also structured our executive compensation program with the intention that it comply with Section 409A of the Code, which imposes additional taxes on our executive officers for certain types of deferred compensation that are not in compliance with Section 409A.  We recently amended our change of control agreements with our executives to clarify the manner by which those agreements are exempt from the application of Section 409A.

Accounting and tax considerations play an important role in the design of our executive compensation program.  Accounting rules such as FAS 123R require us to expense the estimated fair market value of our stock option grants which reduces the amount of our reported profits.  As noted above, the Compensation Committee uses these values in setting the size of executive equity awards.  In addition, we monitor the overall accounting cost of equity compensation program in making decisions under our general employee equity compensation program.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement.

Compensation Committee

William J. Raduchel (Chairman)
Charles E. Hoffman
David R. Springett

The material in this report is not “soliciting material” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table shows for the fiscal year ended September 30, 2008, compensation awarded to or paid to, or earned by, the Company’s Named Executive Officers.

Summary Compensation Table for Fiscal 2008

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Option Awards ($) (1)		Restricted Stock Unit Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Steven R. Springsteel President and Chief Executive Officer	2008	550,000		—		776,515		—	183,440	(2)	11,608	(3)	1,521,563
	2007	495,000		10,000	(4)	668,907		—	525,167	(5)	8,538	(6)	1,707,612

Peter S. Norman Vice President and Chief Financial Officer	2008	280,000		50,000	(7)	140,311		—	101,087	(8)	10,085	(9)	581,483
	2007	241,667		55,000	(10)	112,638		—	189,315	(11)	5,995	(12)	604,615

Prashant K. Karnik Vice President and General Manager, Worldwide Professional Services and Products	2008	275,000		—		156,820		—	161,016	(13)	8,389	(14)	601,225
	2007	250,000		5,000	(15)	139,870		—	247,921	(16)	4,273	(17)	647,064

Derek P. Witte Former Vice President, General Counsel and Secretary	2008	300,000	(18)	11,250	(19)	228,381	(20)	—	9,397	(21)	11,259	(22)	560,287
	2007	290,000		5,000	(23)	205,464		—	113,589	(24)	8,072	(25)	622,125

Frank J. Florence Former Vice President and Chief Marketing Officer	2008	257,500		—		154,459		—	6,750	(26)	7,616	(27)	426,325
	2007	260,000		5,000	(28)	127,205		—	78,000		9,278	(29)	352,278

David E. Cunningham Vice President, Worldwide Sales	2008	272,885		—		68,487		—	79,873	(30)	4,041	(31)	425,286
	2007	—		—		—		—	—		—		—

(1)
The dollar amount in these columns represent the compensation cost for the year ended September 30, 2008 of stock options and restricted stock unit awards granted in and prior to 2008. These amounts have been calculated in accordance with SFAS 123R, and for stock options, ignoring the estimates of forfeiture and using the Black Scholes option-pricing model. Assumptions used in the calculation of these amounts are included in footnote 12 to our audited financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2008.
(2)	Earned in the fiscal year pursuant to the Company’s Fiscal Year 2008 Executive Incentive Bonus Plan.
(3)
Includes $6,125 paid in 401(k) matching contributions, $1,866 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary, $783 for home internet access, $350 for airline club memberships, and $2,484 for spousal air travel to our annual sales achievers event.

(4)	Includes a $10,000 spot bonus described under “Executive Compensation Components and Actions” in last year’s proxy statement.
(5)
Includes all of the earned FY2007 non-equity plan compensation earned under the 2007 Executive Bonus Plan, but does not include $178,147 paid to Mr. Springsteel in February of 2007 under the 2006 Executive Bonus Plan.

(6)
Includes $3,875 paid in 401(k) matching contributions, $2,167 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary, $722 for home internet access, and $1,774 for the cost of an executive physical.

(7)	Includes a $50,000 spot bonus described under “Executive Compensation Components and Actions” in last year’s proxy statement.
(8)	Earned in the fiscal year pursuant to the Company’s Fiscal Year 2008 Executive Incentive Bonus Plan.
(9)
Includes $5,865 paid in 401(k) matching contributions, $1,223 in premiums on a life insurance policy payable in the amount of $500,000 to the executive's designated beneficiary, $1,928 for an executive physical, $350 for airline club memberships, and $719 for spousal air travel to our annual sales achievers event.

(10)
Includes $50,000 cash bonus approved by the Compensation Committee on February 16, 2007 and a $5,000 spot bonus, each as described under “Executive Compensation Components and Actions” in last year’s proxy statement.

(11)
Includes all of the earned FY2007 non-equity plan compensation earned under the 2007 Executive Bonus Plan, but does not include the $61,528 bonus paid to Mr. Norman in February of 2007 under the 2006 Executive Bonus Plan.

(12)
Includes $4,135 paid in 401(k) matching contributions, $500 paid for airline club memberships, $137 paid for home office supplies, and $1,223 in premiums on a life insurance policy payable in the amount of $500,000 to the executive's designated beneficiary.

(13)	Earned in the fiscal year pursuant to the 2008 Vice President Services Incentive Bonus Plan.
(14)	Includes $6,263 paid in 401(k) matching contributions, $418 for home internet access, $1,000 for tax preparation fees, and $708 for spousal air travel to our annual sales achievers event.
(15)	Includes $5,000 spot bonus described under “Executive Compensation Components and Actions” in last year’s proxy statement.
(16)
Includes all of the earned FY2007 non-equity plan compensation earned under the 2007 Executive Plan, but does not include the $17,082 bonus paid to Mr. Karnik in February of 2007 under the 2006 Executive Bonus Plan.

(17)	Includes and $3,422 paid in 401(k) matching contributions and $851 paid for home office expenses.
(18)	In connection with Mr. Witte’s resignation effective June 30, 2008 and negotiated severance, he received salary continuation for a period of four months thereafter.
(19)
In connection with Mr. Witte’s resignation and negotiated severance, he received a bonus equivalent to one-half of his target bonus in connection with his duties as Compliance Officer under the 2008 General Counsel Incentive Bonus Plan.

(20)
In connection with Mr. Witte’s resignation and negotiated severance, he received, in addition to the post-termination exercise period granted under the applicable stock option plans, an additional nine months to exercise his stock options that had vested as of the effective date of his resignation.

(21)	Earned in the fiscal year pursuant to the 2008 General Counsel Incentive Bonus Plan.
(22)
Includes $4,875 paid in 401(k) matching contributions, $1,682 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary, $1,508 for an executive physical, $2,000 for tax preparation fees, and $1,194 for spousal air travel to our annual sales achievers event.

(23)	Includes $5,000 spot bonus described under “Executive Compensation Components and Actions” in last year’s proxy statement.
(24)
Includes all of the earned FY2007 non-equity plan compensation earned under the 2007 Executive Bonus Plan, but does not include the $48,384 bonus paid to Mr. Witte in February of 2007 under the 2006 Executive Bonus Plan.

(25)
Includes $5,390 paid in 401 (k) matching contributions, $1,682 paid in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary, and $1,000 paid for tax preparation fees.

(26)	Earned in the fiscal year pursuant to the Company’s Fiscal Year 2008 Executive Incentive Bonus Plan.
(27)
Includes $4,875 paid in 401(k) matching contributions, $2,223 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary, and $518 for home internet access.

(28)	Includes $5,000 spot bonus described under “Executive Compensation Components and Actions” in last year’s proxy statement.
(29)
Includes $6,426 paid in 401(k) matching contributions, $2,223 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive’s designated beneficiary, a $78 service award and $551 in home office expenses.

(30)
Earned in the fiscal year pursuant to the FY 2008 Vice President Worldwide Sales Bonus Plan.  To the extent that plan deems a portion of the bonus to be ‘earned’ upon actual payment by the customer, we have included such portion of the bonus as if payment has been made.

(31)	Includes $1,948 paid in 401(k) matching contributions and $2,093 in premiums on a life insurance policy payable in the amount of $1.0 million to the executive's designated beneficiary.

Grants of Plan-Based Awards

The following table shows for the fiscal year ended September 30, 2008, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards in Fiscal 2008

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				Option Awards
Name	Threshold ($)	Target ($)	Maximum ($)	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Grant Date	All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)

Mr. Springsteel	171,875	550,000	1,650,000	10/11/2007	—	40,000	60,000	11/20/2007	100,000	9.25	1,020,250
Mr. Norman	48,300	168,000	504,000	10/11/2007	—	17,500	26,500	11/20/2007	35,000	9.25	412,528
Mr. Karnik	23,719	165,000	495,000	10/11/2007	—	17,500	26,500	11/20/2007	35,000	9.25	412,528
Mr. Witte	19,406	90,000	270,000	10/11/2007	—	10,000	15,000	11/20/2007	20,000	9.25	235,730
Mr. Florence	31,050	108,000	324,000	10/11/2007	—	10,000	15,000	11/20/2007	20,000	9.25	235,730
Mr. Cunningham	17,968	249,990	749,970	11/20/2007	—	10,000	15,000	11/20/2007	75,000	9.25	382,488

(1)
This column sets forth the threshold, target and maximum amounts of each Named Executive Officer’s annual non-equity incentive plan award for the year ended September 30, 2008 under our Fiscal Year 2008 Executive Incentive Bonus Plan for Messrs. Springsteel, Norman and Florence, 2008 Vice President Services Incentive Bonus Plan for Mr. Karnik, 2008 General Counsel Incentive Bonus Plan for Mr. Witte, and FY2008 Vice President Worldwide Sales Bonus Plan for Mr. Cunningham.  For Mr. Florence, the amounts shown are based on his salary and target bonus percentage in place when the Fiscal Year 2008 Executive Incentive Bonus Plan was adopted.  The actual cash bonus award earned for the year ended September 30, 2008 for each named executive officer is set forth in the “Summary Compensation Table.”  As such, the amounts set forth in this column do not represent additional compensation earned by the Named Executive Officers for the year ended September 30, 2008. For a description of the aforementioned plans, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
This column sets forth the threshold, target and maximum amounts of each Named Executive Officer’s performance-based restricted stock unit awards pursuant to the Company’s 2008-2009 Performance Share Unit Program.  For a description of the Company’s 2008-2009 Performance Share Unit Program, see the “Compensation Discussion and Analysis” section of this proxy statement.  As noted in that section, the Company’s 2008-2009 Performance Share Unit Program is determined over a two year period, which is ongoing.  Accordingly, the amounts set forth in this column do not represent additional compensation earned by the Named Executive Officers for the year ended September 30, 2008.

(3)
Represents the grant date fair value of stock option and restricted stock unit awards as determined in accordance with SFAS 123R. For stock option awards, these amounts have been calculated in accordance with SFAS 123R ignoring the estimate of forfeitures using the Black Scholes valuation model.  For restricted stock units, the grant date fair value is calculated as the target number of restricted stock units multiplied by the Company’s stock price on the date of grant ($9.25 for Mr. Cunningham, $15.84 for the other Named Executive Officers).

Outstanding Equity Awards at Fiscal Year End

The following table shows for the fiscal year ended September 30, 2008, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

Outstanding Equity Awards At September 30, 2008

	Outstanding Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Mr. Springsteel	22,916	77,084	(1)	9.25	11/19/2017	—	—
Mr. Springsteel	73,330	86,670	(1)	8.25	02/14/2017
Mr. Springsteel	258,332	141,668	(1)	7.97	02/01/2016
Mr. Springsteel	5,000	—	(2)	6.85	09/28/2015
Mr. Springsteel	5,000	—	(2)	10.85	06/15/2014
Mr. Springsteel	10,000	—	(3)	13.95	01/20/2014
Mr. Norman	8,020	26,980	(1)	9.25	11/19/2017	—	—
Mr. Norman	18,332	21,668	(1)	8.25	02/14/2017
Mr. Norman	13,750	8,250	(1)	8.40	03/08/2016
Mr. Norman	18,666	9,333	(1)	7.47	01/17/2016
Mr. Norman	22,000	—	(4)	4.10	05/06/2015
Mr. Norman	8,000	—	(5)	6.87	08/05/2014
Mr. Karnik	8,020	26,980	(1)	9.25	11/19/2017	—	—
Mr. Karnik	32,500	57,500	(5)	8.25	02/13/2017
Mr. Witte	3,333	—	(1)	9.25	11/19/2017	—	—
Mr. Witte	15,832	—	(1)	8.25	02/14/2017
Mr. Witte	95,832	—	(4)	6.62	11/03/2015
Mr. Florence	4,583	15,417		9.25	11/19/2017	—	—
Mr. Florence	31,665	43,335		8.25	02/14/2017
Mr. Florence	23,333	16,667		8.80	05/02/2016
Mr. Cunningham	—	75,000		9.25	11/19/2017	—	—

(1)	These stock options vest in equal monthly installments over four years.
(2)	These stock options vest in equal monthly installments over one year.
(3)	These stock options vest one-third after an initial one year cliff, and thereafter in equal monthly installments for the remaining two years.
(4)	These stock options vest in equal monthly installments over three years.
(5)	These stock options vest one-fourth after an initial one year cliff, and thereafter in equal monthly installments for the remaining three years.
(6)	Represents the restricted stock units to be granted pursuant to the Company’s 2008-2009 Performance Share Unit Program upon achieving threshold performance goals.
(7)	Represents the market value of the restricted stock units to be granted pursuant to the Company’s 2008-2009 Performance Share Unit Program upon achieving threshold performance goals.

Option Exercises

The following table shows for the fiscal year ended September 30, 2008, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

Option Exercises in Fiscal 2008

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Mr. Springsteel	—	—
Mr. Norman	—	—
Mr. Karnik	—	—
Mr. Witte	—	—
Mr. Florence	2,500	19,975
Mr. Cunningham	—	—

Post-Employment Compensation

No post-employment pension benefits were awarded to the Named Executive Officers during for the fiscal year ended September 30, 2008, nor have any such benefits been awarded to them in any previous fiscal year.

Nonqualified Deferred Compensation

No non-qualified deferred compensation benefits were awarded to the Named Executive Officers during for the fiscal year ended September 30, 2008, nor have any such benefits been awarded to them in any previous fiscal year.

Potential Payments Upon Termination Or Change-In-Control

During fiscal year 2008, we had in place change of control agreements with Messrs. Springsteel, Cunningham, Karnik and Norman, as well as certain other officers and key employees of the Company, including with Messrs. Florence and Witte prior to their resignations.  In November 2008, we entered into revised change of control agreements with our executive officers and certain other key employees as described below.

The offer letter we entered into with Mr. Springsteel on January 31, 2006 and which was in place during fiscal year 2008 contained terms regarding a change of control. Pursuant to that offer letter, in the event of a “change of control,” as defined in the offer letter, we would accelerate the vesting of any equity compensation that Mr. Springsteel had been granted as of the effective date of the change of control such that the equity compensation would be fully vested for an additional twelve (12) month period as of the effective date of the change in control. Notwithstanding the foregoing, the option to purchase 400,000 shares of common stock granted as of February 1, 2006 would vest 100% as of the effective date of the change in control.  In addition, in the event Mr. Springsteel was terminated without “cause,” as defined in the offer letter, or voluntarily left employment for “good reason,” as defined in the offer letter, whether or not in connection with a change of control, he would receive, among other benefits, the following: (1) monthly payments of $100,000 for a period of ten (10) months, and (2) with respect to options and restricted stock, accelerated vesting of a number of shares equal to twelve (12) months' worth of vesting.  Such acceleration would be in addition to any accelerated vesting received upon a change of control, but in no event would the amount exceed the amount of the original grant.  In November 2008, our Board adopted a revised standard form of change of control agreement which incorporated language designed to make it exempt from Section 409A of the Code.  We entered into such a change of control agreement with Mr. Springsteel, which incorporates substantially the same terms as his offer letter, and also provides that if he is terminated without “cause” as defined in the agreement, or voluntarily leaves employment for “good reason” as defined in the agreement, within twelve (12) months following a “change of control” as defined in the agreement, then he will receive, among other benefits (1) payment of his salary for twenty-four (24) months, (2) payment of two times his annual target bonus over twenty-four (24) months, (3) continuation of health insurance for eighteen (18) months (and for ten (10) months if he is terminated without cause or voluntarily leaves employment for good reason not in connection with a change of control), and (4) payment of $3,000 to cover premiums on his life insurance policies over twenty-four (24) months.

The change of control agreement that we had in place during fiscal year 2008 with Mr. Norman provided that if he was terminated either without “cause,” as defined in the agreement, or voluntarily left employment for “good reason,” as defined in the agreement, within ninety (90) days prior to a “change of control,” as defined in the agreement, or twelve (12) months following a change of control, then he would receive, among other benefits, the following: (1) payment of his salary for a period of twelve (12) months, (2) payment of his annual target bonus, (3) continuation of health insurance for one year, (4) a lump sum payment of $3,000 to cover premiums on his life insurance policies, (5) so long as not prohibited by law, automatic extension of sixty (60) months to repay any promissory note, loan or other indebtedness to us, and (6) with respect to options and restricted stock, accelerated vesting of a number of shares equal to the greater of (a) 50% of the then-unvested shares, or (b) twelve (12) months' worth of vesting.  In November 2008, we entered into our revised standard change of control agreement with Mr. Norman, which incorporated substantially the same terms as his prior agreement, except that he will receive, among other benefits (A) payment of his salary for eighteen (18) months, (B) payment of 1.5 times his annual target bonus over eighteen (18) months, (C) continuation of health insurance for eighteen (18) months, and (D) payment of $3,000 to cover premiums on his life insurance policies over eighteen (18) months.  In addition, we eliminated the repayment extension noted above.

The change of control agreement that we had in place during fiscal year 2008 with Mr. Karnik (and with Messrs. Florence and Witte prior to their resignations) provided generally that if he is terminated either without “cause,” as defined in the agreements, or voluntarily leaves employment for “good reason,” as defined in the agreements, within twelve (12) months following a “change of control,” as defined in the agreements, then he would receive, among other benefits, the following: (1) payment of his salary for a period of six (6) months, (2) payment of his annual target bonus, (3) continuation of health insurance for six (6) months, (4) a lump sum payment of $3,000 to cover premiums on his life insurance policies, and (5) with respect to options and restricted stock, accelerated vesting of a number of shares equal to the lesser of (a) 50% of the then-unvested shares, or (b) twelve (12) months' worth of vesting, not to exceed, when added to any additional vesting provided in the Company’s equity incentive plans or otherwise, twenty-four (24) months in the aggregate.   In November 2008, we entered into our revised standard change of control agreement with Mr. Karnik and Mr. Cunningham (who did not have a prior agreement), as well as our other executive officers and certain other key employees.  Those agreements contain substantially the same terms as described above, except that the executive will receive (1) payment of his salary for twelve (12) months, (2) continuation of health insurance for twelve (12) months, and (3) payment of $3,000 to cover premiums on his life insurance policies over twelve (12) months,.

In addition to the equity acceleration described above, the Company’s equity incentive plans provide for accelerated vesting in the event of a “change of control” (as defined therein) of that number of shares that would have been vested as of the date that is twelve (12) months following the change of control.  Further, the Company’s 2008-2009 Performance Share Unit Program provides that if there is a change of control prior to the date that the Board makes a determination of the number of restricted stock units that will vest as a result of the Company’s financial performance during the Performance Period, then the restricted stock units granted to the executives will be deemed earned, immediately prior to the change of control, as if all performance goals had been achieved during the Performance Period at 100% of the target level of performance; provided, however, that such amount will be prorated to equal to the lesser of (1) the target award and (2) the target award, multiplied by the ratio of the length of the Performance Period prior to the effective date of the change of control plus 12 months, over the length of the entire Performance Period, but not to exceed the size of the target restricted stock unit award.

Finally, each of the change of control agreements that we had in place during fiscal year 2008 obligated us to make gross-up payments to the executive in the event the severance benefits payable under those agreements result in the executive having to pay certain excise taxes.  However, with the exception of Mr. Springsteel’s change of control agreement, the revised standard change of control agreement does not provide for such gross-up payments.

Potential Payments Upon Termination Or Change-In-Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the Named Executive Officers. Payments and benefits are estimated assuming that the triggering event took place on the last business day of fiscal year 2008 (September 30, 2008), and the price per share of the Company’s common stock is the closing price on the NASDAQ Global Select Market as of that date ($5.13). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Name	Salary Portion or Equivalent ($)		Annual Bonus ($) (1)	Option Awards ($)	Restricted Stock Unit Awards ($) (2)	Gross-up Payments ($)	All Other Compensation ($) (3)	Total ($)
Mr. Springsteel	1,000,000	(4)	—	—	205,200	—	—	1,205,200
Mr. Norman	280,000	(5)	168,000	—	89,775	—	22,055	559,830
Mr. Karnik	137,500	(6)	165,000	—	89,775	—	10,416	402,691
Mr. Florence	110,000	(7)	55,000	—	51,300	—	12,639	228,939
Mr. Cunningham	150,000	(8)	249,990	—	51,300	—	12,509	463,799

(1)	Assumes payment of 100% of the executive’s targeted annual bonus.
(2)	Target number of restricted stock units to be granted pursuant to the 2008-2009 Performance Share Unit Program multiplied by
$5.13/share.
(3)	Estimated payments based on current premiums paid for health and life insurance.
(4)	Ten monthly severance payments of $100,000.
(5)	Twelve months of Mr. Norman’s annual salary of $280,000.
(6)	Six months of Mr. Karnik’s annual salary of $275,000.
(7)	Six months of Mr. Florence’s annual salary of $220,000.
(8)	Six months of Mr. Cunningham’s annual salary of $300,000.

Director Compensation

The following table shows for the fiscal year ended September 30, 2008 certain information with respect to the compensation of all non-employee directors of the Company:

Director Compensation for Fiscal 2008

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($) (2)		Restricted Stock ($) (2)	Other Compensation ($)		Total ($)
Daniel A. Gaudreau	67,000	—		66,118	—		133,118
Charles E. Hoffman	92,500	17,710		66,118	—		176,328
William J. Raduchel	84,500	12,015		66,118	—		162,633
David R. Springett	103,000	21,629		66,118	—		190,747
Richard G. Stevens	100,000	30,546		66,118	—		196,664
Allen A.A. Swann	56,000	—		66,118	—		122,118
David A. Weymouth	9,000	8,025	(3)	—	2,615	(4)	19,640

(1)
The dollar amount in this column represents fees earned or paid in cash for service as a director in the fiscal year.  During the fiscal year prior to February 1, 2008, non-employee directors received cash compensation for their services as members of the Board or for attendance at committee meetings as follows:  Directors received a quarterly retainer of $7,500 for service as a member of the Board (subject to attendance at three out of four regularly scheduled meetings).  Committee members also received $1,500 per meeting of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Chairman of the Compensation Committee and Nominating and Corporate Governance Committee received $2,000 per quarter. The Chairman of the

Audit Committee received $3,000 per quarter. In November 2007, the Board modified the structure for cash compensation to directors, effective commencing with the 2008 annual meeting of stockholders.  Thus, effective February 1, 2008, each director received an annual retainer of $50,000 for service as a member of the Board of Directors.  Additionally, the Chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees, as well as the Lead Independent Director, received an annual retainer of $20,000.  If a single director would have occupied more than one of these roles, he would have received only a single $20,000 retainer.  A director who is a member of the Audit, Compensation or Nominating and Corporate Governance Committee but who is not the Chairman received a retainer of $5,000 per committee.   Directors who served on special committees received $3,000 a month so long as such committee existed.  In November 2008, the Board modified the structure for cash compensation to directors, effective commencing with the Annual Meeting, such that the aforementioned retainers shall be paid quarterly in arrears so long as the director continues to serve on the Board or applicable committee.  Directors are also eligible for reimbursement for expenses incurred in connection with attendance at Board meetings in accordance with our policy.

(2)
The dollar amount in this column represents the compensation cost for the year ended September 30, 2008 of stock options or restricted stock awards granted in and prior to fiscal year 2008. These amounts have been calculated in accordance with SFAS 123R, and for stock options, ignoring the estimates of forfeiture and using the Black Scholes option-pricing model. Assumptions used in the calculation of these amounts are included in footnote 12 to our audited financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2008.

(3)	In connection with Mr. Weymouth’s resignation, he has until May 1, 2009 to exercise his stock options that had vested as of the effective date of his resignation.

(4)	In connection with Mr. Weymouth’s resignation, he received a departure gift valued at $2,615.

Under the Amended and Restated 1999 Non-Employee Directors' Stock Option Plan (the “Directors' Plan”) adopted by stockholders at the 2008 annual meeting of stockholders, directors no longer receive stock options, and no director received stock options in the last fiscal year.  Instead, continuing directors are issued a single grant of restricted stock at each year’s annual meeting equal to $100,000 divided by the fair market value of the Company’s common stock on the date of the annual meeting.  Effective November 2008, the Board amended the Directors’ Plan to provide that such grants shall not exceed 15,000 shares of restricted stock.  This amendment did not require stockholder approval.  These shares of restricted stock cannot be transferred until they have vested.  These shares of restricted stock will vest on the earlier to occur of (1) the next annual meeting or (2) twelve (12) months from the date of grant provided that the director’s service with the Company, whether as an employee, director or consultant, is not interrupted or terminated.  Such shares of restricted stock will be subject to a post-vesting holding period, such that the director may not sell or otherwise transfer any of the shares until the earliest of (1) the second anniversary of the vesting date, (2) the closing of a merger or sale of substantially all of the assets of the Company, (3) the certification by the Board that the director has suffered an unforeseeable emergency, or (4) the death or disability of the director.  Shares sold or withheld by the Company to cover applicable tax withholdings will not be deemed a violation of this holding period.  Any shares of restricted stock that are unvested at the time that the director’s service with the Company is interrupted or terminated, whether as an employee, director or consultant, shall revert to the Company and again become available for issuance under the Directors’ Plan.  New non-employee directors receive a grant of restricted stock on substantially the same terms but with the number of shares and vesting schedule pro-rated in proportion to the amount time remaining between the grant and the first anniversary of the most recent annual meeting.

CERTAIN RELATED-PERSON TRANSACTIONS

In 2007, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000.  Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the board) for consideration and approval or ratification.  The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available.  To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant shareholders.  In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products, and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.  In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.  The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee evaluate, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.  The Company did not have any “related-person transactions” in fiscal year 2008.

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.  We also intend to execute these agreements with our future directors and officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Chordiant stockholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify our corporate secretary.  Direct your written request to Corporate Secretary, Chordiant Software, Inc., 20400 Stevens Creek Blvd., Cupertino, CA 95014.   Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

David M. Zuckerman
Vice President, General Counsel and Secretary

December 17, 2008

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2008 (excluding the information included in this proxy statement) accompanies this Proxy Statement.  Part III of our Annual Report incorporates by reference certain information contained in this Proxy Statement.  Copies are also available without charge upon written request to: Corporate Secretary, Chordiant Software, Inc., 20400 Stevens Creek Blvd., Cupertino, CA 95014.   Copies may also be obtained without charge through the SEC's website at http://www.sec.gov.

APPENDIX A

CHORDIANT SOFTWARE, INC.
2005 EQUITY INCENTIVE PLAN, AS AMENDED

APPROVED BY BOARD ON: JULY 20, 2005
APPROVED BY STOCKHOLDERS: SEPTEMBER 27, 2005
AMENDED BY BOARD ON: JANUARY 24, 2007
APPROVED BY STOCKHOLDERS: APRIL 24, 2007
AMENDED BY BOARD ON: NOVEMBER 28, 2007
APPROVED BY STOCKHOLDERS: FEBRUARY 1, 2008
AMENDED BY BOARD ON: NOVEMBER 19, 2008

TERMINATION DATE: JULY 19, 2015

1. GENERAL.

(a) Successor and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Chordiant Software, Inc. 1999 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plan shall be added to the share reserve of this Plan and available for issuance pursuant to Stock Awards granted hereunder. All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan, except that the Board may elect to extend one or more of the features of the Plan to stock awards granted under the Prior Plan. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the Effective Date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Restricted Stock Awards, (v) Stock Appreciation Rights, (vi) Restricted Stock Unit Awards, and (vii) Other Stock Awards.

(d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.  DEFINITIONS.

        As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)	“Award” means a Stock Award or a Performance Cash Award.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(e)
“Cause” means with respect to a Participant, the occurrence of any of the following: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f)	“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                    (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

                 (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

                 (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

                 (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

                 (v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

        The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

        Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

         (g)“Code” means the Internal Revenue Code of 1986, as amended.

         (h)“Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 3(c).

        (i)“Common Stock” means the common stock of the Company.

         (j)“Company” means Chordiant Software, Inc., a Delaware corporation.

        (k)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

        (l)“Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (m)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

                (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

                (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

                (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (n)“Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

        (o)“Director” means a member of the Board.

        (p)“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (q)“Effective Date” means the effective date of this Plan document, which is the date that this Plan is first approved by the Company's stockholders.

        (r)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

        (s)“Entity” means a corporation, partnership, limited liability company or other entity.

        (t)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

        (u)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 13, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

        (v)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in   The Wall Street Journal   or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

                (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

        (w)“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (x)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K” )), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

        (y)“Nonstatutory Stock Option” means any Option other than an Incentive Stock Option.

        (z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (aa)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (bb)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (cc)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

        (dd)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

        (ee)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

        (gg)“Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (hh)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (ii)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7(e)(ii).

        (jj)“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii); stockholders' equity; and (xxviii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (kk)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

        (ll)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (mm)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 7(e)(i).

        (nn)“Plan” means this Chordiant Software, Inc. 2005 Equity Incentive Plan.

        (oo)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

        (pp)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (qq)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

        (rr)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (ss)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (tt)“Securities Act” means the Securities Act of 1933, as amended.

        (uu)“Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

        (vv)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (ww)“Stock Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Purchase Award, a Restricted Stock Award, a Stock Appreciation Right, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

        (xx)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (yy)“Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

        (zz)“Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

        (aaa)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (bbb)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.  ADMINISTRATION.

        (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

        (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                (i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

                (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

                (iii) To settle all controversies regarding the Plan and Awards granted under it.

                (iv) To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

                (v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

                (vi) To amend the Plan, subject to the limitations, if any, of applicable law. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

                (vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

                (viii) To amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

                (ix) To amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion;   provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

                (x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

                (xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

        (c) Delegation to Committee.

                (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

                (ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees;   provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(v)(ii) above.

        (e) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.  SHARES SUBJECT TO THE PLAN.

        (a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, 8,431,786 shares of Common Stock. Such number of shares reserved for issuance consists of (i) the number of shares remaining available for issuance under the Prior Plan, including shares subject to outstanding stock awards under the Prior Plan, (ii) 4,460,000 shares previously approved by the stockholders, and (iii) an additional 650,000 shares to be approved by the stockholders at the 2009 Annual Meeting. Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08 and such issuance shall not reduce the number of shares available for issuance under the Plan.

        (b) Reversion of Shares to the Share Reserve. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award (including the Stock Awards transferred from the Prior Plan on the Effective Date of this Plan) are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award ( i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan.

        (c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 8,431,786 shares of Common Stock.

        (d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company.

5.  ELIGIBILITY.

        (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than two million (2.0 million) shares of Common Stock.

        (d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.  OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

        (a) Term. Subject to the provisions of Section 5(b), no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

        (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

        (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

        (d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

                 (i) by cash or check;

                 (ii) bank draft or money order payable to the Company;

                 (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                 (iv) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

                 (v) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

                 (vi) in any other form of legal consideration that may be acceptable to the Board.

        (e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

                (i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner consistent with applicable tax and securities laws upon the Optionholder's request.

                (ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

                (iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (g) Termination of Continuous Service. In the event that an Optionholder's Continuous Service terminates (other than for Cause or upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (h) Extension of Termination Date. An Optionholder's Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than for Cause or upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

        (i) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (j) Death of Optionholder. In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (k) Termination for Cause. Except as explicitly provided otherwise in an Optionholder's Option Agreement, in the event that an Optionholder's Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder's Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

7.  PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Purchase Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

                (i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

                (ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (A) in cash or by check at the time of purchase, (B) by past or future services actually rendered to the Company or an Affiliate, or (C) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

                (iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                (iv) Termination of Participant's Continuous Service. In the event that a Participant's Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board's election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (A) the Fair Market Value on the relevant date, or (B) the Participant's original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant's purchase of the shares of Common Stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

                (v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

        (b) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                (i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

                (ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

                (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

                (iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

        (c) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

                (i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

                (ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

                (iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

                (iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

                (v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

                (vi) Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

                (vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

        (d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical;   provided, however   , that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

                (i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

                (ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

                (iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

                (iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

                (v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

                (vi) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

                (vii) Termination of Continuous Service. In the event that a Participant's Continuous Service terminates (other than for Cause), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

                (viii) Termination for Cause. Except as explicitly provided otherwise in a Participant's Stock Appreciation Right Agreement, in the event that a
Participant's Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant's Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

                (ix) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Rights will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

        (e) Performance Awards.

                (i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to Stock Awards described in this Section 7(e) shall not exceed the value of one million two hundred thousand (1,200,000) shares of Common Stock.

                (ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum benefit to be received by any Participant in any calendar year attributable to cash awards described in this Section 7(e) shall not exceed three million dollars ($3.0 million).

        (f) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.  COVENANTS OF THE COMPANY.

        (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.  USE OF PROCEEDS FROM SALES OF COMMON STOCK.

        Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.  MISCELLANEOUS.

        (a) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting an offer by the Company of Common Stock to any Participant under the terms of a Stock Award shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is actually received or accepted by the Participant.

        (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

        (g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

11.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK & OTHER CORPORATE EVENTS.

        (a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(c) and 7(e)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

        (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company's right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

                (i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

                (ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

                (iii) Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company's right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

                (iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

        (d) Change in Control. Unless otherwise specified in an applicable Stock Award Agreement, in the event of a Change in Control each outstanding Stock Award (other than a Stock Award that vests solely upon the satisfaction of Performance Goals) that is held by a person whose Continuous Service has not terminated prior to the Change in Control shall become immediately vested in that number of shares that would have been vested as of the date that is twelve months following the date of the Change in Control. This Section 11(d) shall not apply to any Stock Award the vesting of which is based solely on the satisfaction of Performance Goals. Following the acceleration provided in this Section 11(d), any unvested shares of Common Stock remaining subject to a Stock Award shall vest in equal installments over a vesting period that is twelve months shorter than the vesting period immediately prior to the Change in Control. For purposes of illustration, assume at the time immediately prior to a Change in Control (i) the number of unvested shares of Common Stock subject to an option is seventy-two (72) shares and (ii) such shares are vesting monthly such that two (2) shares are vesting each month (over a thirty-six (36) month period). In such event, upon a Change in Control (A) twenty-four (24) of such shares will immediately vest, and (B) the remaining forty-eight (48) unvested shares of Common Stock subject to the Stock Award shall continue to vest in equal monthly installments of two (2) shares per month over the remaining twenty-four (24) months. In the event that the vesting of a Stock Award is accelerated pursuant to the terms of Section 11(c), above, the acceleration provisions of this Section 11(d) shall not be applicable to such Stock Award.

     (e) Parachute Payments.

                 (i) Except as otherwise provided in a written agreement between the Company and a Participant, if the acceleration of the vesting and exercisability of Awards provided for in Sections 11(c) and 11(d), together with payments and other benefits of a Participant (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Participant in full, or (2) provided to such Participant as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

                 (ii) The Company shall appoint a nationally recognized independent accounting firm (the “Accountant”) to make the determinations required hereunder, which accounting firm shall not then be serving as accountant or auditor for the individual, entity or group that effected the Change in Control. The Company shall bear all costs and expenses with respect to the determinations the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

                 (iii) Unless the Company and such Participant otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof):(A) reduction of cash payments; (B) cancellation of accelerated vesting of Options and other Awards; and (C) reduction of other benefits paid to the Participant. If acceleration of vesting of Awards is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of the Awards (i.e., the earliest granted Award cancelled last) unless the Participant elects in writing a different order for cancellation.

                 (iv) For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Participant shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs that the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

                 (v) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Participant is liable for the Excise Tax as a result of the Payment, then the Participant shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Participant challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Participant's net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Participant's net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

                 (vi) Notwithstanding any other provision of this Section 11(e), if (A) there is a reduction in the Payment as described above, (B) the IRS later determines that the Participant is liable for the Excise Tax, the payment of which would result in the maximization of the Participant's net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (C) the Participant the Excise Tax, then the Company shall pay or otherwise provide to the Participant that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Participant's net after-tax proceeds with respect to the Payment are maximized.

                 (vii) If the Participant either (A) brings any action to enforce rights pursuant to this Section 11(e), or (B) defends any legal challenge to his or her rights under this Section 11(e), the Participant shall be entitled to recover attorneys' fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Participant, the court finds that the action was brought in good faith.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

        (a) Plan Term. Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

13.  EFFECTIVE DATE OF PLAN.

        This Plan shall become effective on the Effective Date.

14.  CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

APPENDIX B

CHORDIANT SOFTWARE, INC.

RIGHTS AGREEMENT

This Rights Agreement (“Agreement”) is dated as of July 10, 2008 and is made between Chordiant Software, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (“Rights Agent”).

Recitals

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as such term is hereinafter defined) outstanding at the close of business on July 21, 2008 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as such term is hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest to occur of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date in accordance with the provisions of Section 22 hereof.

Agreement

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1. Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or that, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares then outstanding.  Notwithstanding the foregoing, (A) the term Acquiring Person shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any Subsidiary of the Company, or (v) any Person, together with all Affiliates and Associates of such Person, who is the Beneficial Owner of 20% or more of the Common Shares outstanding as of the date of this Agreement until such time after the date of this Agreement that such Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of any additional Common Shares (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Shares undertaken by the Company) and shall then beneficially own more than 20% of the Common Shares outstanding, and (B) no Person shall become an “Acquiring Person” either (x) as the result of an acquisition of Common Shares by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then be the Beneficial Owner more than 20% of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” (y) as the result of the acquisition of Common Shares directly from the Company, provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of share purchases directly from the Company and shall, after that date, become Beneficial Owner of any additional Common Shares without the prior written consent of the Company and shall then Beneficially Own more than 20% of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person” or (z) if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests, as promptly as practicable (as determined in good faith by the Board of Directors), following receipt of written notice from the Company of such event, of

Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), or, in the case of any Derivative Securities underlying a transaction entered into by such Person or otherwise acquired by such Person, such Person terminates such transaction or otherwise disposes of such Derivative Securities so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 20% or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(a).

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement; provided, however, that the limited partners of a limited partnership shall not be deemed to be Associates of such limited partnership solely by virtue of their limited partnership interests.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) that such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

(ii) that such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities and other than agreements between the Company and any corporate partner pursuant to which the right to purchase shares is conditioned upon the achievement of research or development milestones), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) that are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B) hereof) or disposing of any securities of the Company; provided, however, an agreement, arrangement or understanding for purposes of this Section 1(c)(iii) shall not be deemed to include actions, including any agreement, arrangement or understanding, or statements by any member of the Company’s Board of Directors as of the date of this Agreement, any subsequent directors of the Company (the “Successor Directors”) who have been nominated by a majority of directors who are directors as of the date of this Agreement or who are Successor Directors, or by any Person of whom such a director is an Affiliate or Associate, provided, however that this exception shall not apply to a particular Person or Persons if and to the extent that such Person or Persons, after the date of this Agreement, acquires Beneficial Ownership of more than an additional 5% of the then outstanding Common Shares of the Company unless (A) the shares are acquired directly from the Company or as part of an employee benefit or compensation plan of the Company or a subsidiary of the Company or (B) the Person establishes to the satisfaction of the directors of the Company that it is acting on its own behalf and not in concert with any other Person and will not, upon completion of any purchases, be the Beneficial Owner of 20% or more of the outstanding Common Shares; or

(iv) that are Derivative Securities provided that the number of Common Shares deemed Beneficially

Owned as a result of such Derivative Securities shall equal the number of Common Shares that are synthetically owned pursuant to the derivative transactions underlying such Derivative Securities.
Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase, “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to own beneficially hereunder.

(d) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 p.m., California time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., California time, on the next succeeding Business Day.

(f) “Common Shares” shall mean the shares of common stock, par value $0.01 per share, of the Company; provided, however, that, “Common Shares,” when used in this Agreement in connection with a specific reference to any Person other than the Company, shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

(g) “Derivative Securities” shall mean securities underlying a derivative transaction entered into by a Person, or derivative securities acquired by a Person, which give such Person the economic equivalent of ownership of an amount of securities in the Company due to the fact that the value of the derivative transaction is explicitly determined by reference to the price or value of securities in the Company, without regard to whether (i) such derivative securities convey any voting rights in securities in the Company to such Person, (ii) such derivative securities are required to be, or capable of being, settled through delivery of securities in the Company, or (iii) such Person may have entered into other transactions that hedge the economic effect of such derivative securities.

(h) “Distribution Date” shall have the meaning set forth in Section 3 hereof.

(i)  “Final Expiration Date” shall have the meaning set forth in Section 7 hereof.

(j) “Interested Stockholder” shall mean any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

(k) “Person” shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

(l) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A.

(m) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(n) “Redemption Date” shall have the meaning set forth in Section 7 hereof.

(o) “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such; provided, however, that, if such Person is determined not to have become an Acquiring Person pursuant to clause (z) of Subsection 1(a)(B) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

(p) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(q) “Transaction” shall mean any merger, consolidation or sale of assets described in Section 13(a) hereof or any acquisition of Common Shares that would result in a Person becoming an Acquiring Person or a Principal Party (as such term is hereinafter defined).

(r) “Transaction Person” with respect to a Transaction shall mean (i) any Person who (x) is or will become an Acquiring Person or a Principal Party (as such term is hereinafter defined) if the Transaction were to be consummated and (y) directly or indirectly proposed or nominated a director of the Company, which director is in office at the time of consideration of the Transaction, or (ii) an Affiliate or Associate of such a Person.

SECTION 2. Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

SECTION 3. Issue of Right Certificates.

(a) Until the earlier of the Close of Business on (i) the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement (determined in accordance with Rule 14d-2 under the Exchange Act) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer (which intention to commence remains in effect for five Business Days after such announcement), the consummation of which would result in any Person becoming an Acquiring Person (including any such date that is after the date of this Agreement and prior to the issuance of the Rights, the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights (and the right to receive Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to the adjustment provisions of Section 11 of this Rights Agreement.  As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send (directly or through the Rights Agent or its transfer agent) a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.  With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof.  Until the Distribution Date (or the earlier of the Redemption Date and the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c) Certificates for Common Shares that become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN CHORDIANT SOFTWARE, INC. (THE “COMPANY”) AND COMPUTERSHARE TRUST COMPANY, N.A. AS RIGHTS AGENT (THE “RIGHTS AGENT”), DATED AS OF JULY 10, 2008, AS AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE.  THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.  AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN RELATED PERSONS, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.

With respect to such certificates containing the foregoing legend, until the Distribution Date (or, if earlier, the earlier of the Redemption Date or the Final Expiration Date), the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.  In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.  Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

SECTION 4. Form of Right Certificates.

(a) The Right Certificates (and the form of election to purchase Preferred Shares, the form of assignment and the form of certification to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Sections 7, 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price (as defined in Section 7(b)), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights that are null and void pursuant to the second paragraph of Section 11(a)(ii) hereof and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).  ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE NULL AND VOID.

The provisions of Section 11(a)(ii) hereof shall be operative whether or not the foregoing legend is contained on any such Right Certificate.

SECTION 5. Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Vice Chairman of the Board, its Chief Financial Officer, or any of its Vice Presidents, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

SECTION 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  Subject to the provisions of Section 11(a)(ii), Section 14 and Section 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 14 and Section 24 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

SECTION 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on July 21, 2011 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b) The purchase price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $20.00 (the “Purchase Price”) and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depository, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.  In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when appropriate.

In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii) hereof, the Rights Agent shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Right Certificate no longer include the rights provided by Section 11(a)(ii) hereof, and, if fewer than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby that continue to include the rights provided by Section 11(a)(ii) hereof.

(d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby (other than a partial exercise of rights pursuant to Section 11(a)(ii) as described in Section 7(c) hereof), a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 7.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certification following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

SECTION 8. Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if delivered or surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company approximately one and one-half years after the cancellation date, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9. Availability of Preferred Shares.  The Company covenants and agrees that so long as the Preferred Shares (and, after the time a person becomes an Acquiring Person, Common Shares or any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or other securities.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

As soon as practicable after the Distribution Date, the Company shall use its best efforts to:

(i) prepare and file a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date; and

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate.

SECTION 10. Preferred Shares Record Date.  Each person in whose name any certificate for Preferred Shares or other securities is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered with the forms of election and certification duly executed and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares or other securities transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares or other securities transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

SECTION 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  If an event occurs that would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 hereof and the provisions of the next paragraph of this Section 11(a)(ii), in the event any Person shall become an Acquiring Person, each holder of a Right shall, for a period of 60 days after the later of such time any Person becomes an Acquiring Person or the effective date of an appropriate registration statement filed under the Act pursuant to Section 9 hereof (provided, however that, if at any time prior to the expiration or termination of the Rights there shall be a temporary restraining order, a preliminary injunction, an injunction, or temporary suspension by the Board of Directors, or similar obstacle to exercise of the Rights (the “Injunction”) that prevents exercise of the Rights, a new 60-day period shall commence on the date the Injunction is removed), have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).  In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

Notwithstanding anything in this Agreement to the contrary, from and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by (i) such Acquiring Person or an Associate or Affiliate of such Acquiring Person, (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person became such, or (iii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person’s becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 11(a)(ii), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such

Rights, whether under any provision of this Agreement or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 11(a)(ii) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.  No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

(iii) In lieu of issuing Common Shares in accordance with Section 11(a)(ii) hereof, the Company may, if a majority of the Board of Directors then in office determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board of Directors has not exercised the exchange right contained in Section 24(c) hereof and there are not sufficient treasury shares and authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 11(a)(ii) hereof, which aggregate value shall be determined by a nationally recognized investment banking firm selected by a majority of the Board of Directors then in office.  For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof.  Any such election by the Board of Directors must be made within 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred.  Following the occurrence of the event described in Section 11(a)(ii) hereof, a majority of the Board of Directors then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred to the extent that such directors have not determined whether to exercise their rights of election under this Section 11(a)(iii).  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as such term is hereinafter defined) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (as such term is hereinafter defined) on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security or securities convertible into such shares, or (C) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or as reported on the NASDAQ Global Market or, if the Security is not listed or admitted to trading on any national securities exchange or reported on the NASDAQ Global Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“Nasdaq”) or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors or, if on any such date no professional market maker is making a market in the Security, the price as determined in good faith by the Board of Directors.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof.  If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one hundred.  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a Preferred Share or one ten-

thousandth of any other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.
(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through 11(c) hereof, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share that was expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary to enable the Company to validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or eliminate the benefits intended to be afforded by the Rights.  Any such action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 11(m) from and after the Distribution Date.

(n) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(o) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights that each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p) The exercise of Rights under Section 11(a)(ii) hereof shall only result in the loss of rights under Section 11(a)(ii) hereof to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13 hereof.

SECTION 12. Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

SECTION 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Distribution Date, directly or indirectly (x) the Company shall consolidate with, or merge with and into, any Interested Stockholder, or if in such merger or consolidation all holders of Common Stock are not treated alike, any other Person, (y) any Interested Stockholder, or if in such merger or consolidation all holders of Common Stock are not treated alike, any other Person shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation that would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any Interested Stockholder or Stockholders, or if in such transaction all holders of Common Stock are not treated alike, any other Person, (other than the Company or any Subsidiary of the Company in one or more transactions each of which individually and the aggregate does not violate Section 13(d) hereof) then, and in each such case, proper provision shall be made so that (i) each holder of a Right, subject to Section 11(a)(ii) hereof, shall have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of freely tradeable Common Shares of the Principal Party (as such term is hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (or, if applicable, the Company, if it is the surviving corporation); and

(ii) in the case of any transaction described in clause (z) of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; (2) if such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) if such

Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have (i) executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and (ii) prepared, filed and had declared and remain effective a registration statement under the Act on the appropriate form with respect to the Rights and the securities exercisable upon exercise of the Rights and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense will:

(i) cause the registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii) list the Rights and the securities purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of such consolidation, merger, sale or transfer of assets or on the NASDAQ Global Market if the Common Shares were listed on the NASDAQ Global Market or, if the Common Shares were not listed on a national securities exchange or the NASDAQ Global Market prior to the consummation of such consolidation, merger, sale or transfer of assets, on a national securities exchange or the NASDAQ Global Market; and

(iv) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

(d) After the Distribution Date, the Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries taken as a whole, any other Person (other than a Subsidiary of the Company in a transaction that does not violate Section 11(m) hereof), if (x) at the time of or after such consolidation, merger or sale there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding, agreements in effect or any other action taken that would diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.  The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 13(d).

SECTION 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right

Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or as reported on the NASDAQ Global Market or, if the Rights are not listed or admitted to trading on any national securities exchange or reported on the NASDAQ Global Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors.  If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share).  Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts; provided, however, that holders of such depositary receipts shall have all of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share.  For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the current per share market price of the Preferred Shares (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise (or, if not publicly traded, in accordance with Section 11(d)(ii) hereof).

(c) Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive Common Shares, capital stock equivalents (other than Preferred Shares) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of Common Shares or units of such Common Shares, capital stock equivalents or other securities upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares, capital stock equivalents or other securities.  In lieu of fractional Common Shares, capital stock equivalents or other securities, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share or unit of such Common Shares, capital stock equivalents or other securities.  For purposes of this Section 14(c), the current market value shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise and, if such capital stock equivalent is not traded, each such capital stock equivalent shall have the value of one one-hundredth of a Preferred Share.

(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

SECTION 15. Rights of Action.  All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Sections 18 and 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares) and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of

Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.  Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any successful action to enforce the provisions of this Agreement.

SECTION 16. Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

SECTION 17. Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 18. Concerning the Rights Agent.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.  The indemnity provided herein shall survive the expiration of the Rights and the termination of this Agreement.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.  In no case will the Rights Agent be liable for special, indirect, incidental or consequential or consequential loss or damage at any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of such loss or damage.

SECTION 19. Merger or Consolidation or Change of Name of Rights Agent.  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

SECTION 20. Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel of its choice (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed,

executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.  Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date indicated in such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been executed, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

SECTION 21. Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a corporation, business trust or limited liability company organized and doing business under the laws of the United States or of any other state of the United

States that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) a direct or indirect wholly owned Subsidiary of such an entity or its wholly-owning parent.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22. Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement in existence prior to the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company and in existence prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Right Certificates if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23. Redemption.

(a) The Rights may be redeemed by action of the Board of Directors pursuant to Section 23(b) hereof and shall not be redeemed in any other manner.

(b)

(i) The Board of Directors may, at its option, at any time prior to the earlier of (A) such time as any Person becomes an Acquiring Person, or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the “current per-share market price,” as such term is defined in Section 11(d) hereof, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors.  The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration or termination of the Company’s right of redemption under this Section 23(b)(i).

(ii) In addition, the Board of Directors may, at its option, at any time after the time a Person becomes an Acquiring Person and after the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) hereof but prior to any event described in clause (x), (y) or (z) of the first sentence of Section 13 hereof, redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) in which all holders of Common Shares are treated alike and not involving (other than as a holder of Common Shares being treated like all other such holders) an Interested Stockholder or a Transaction Person or (y)(A) if and for so long as the Acquiring Person is not thereafter the Beneficial Owner of 20% or more of the then outstanding Common Shares, and (B) at the time of redemption no other Persons are Acquiring Persons.

(c) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within 10 days after such action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, provided, however, that failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

(d) The Company may, at its option, discharge all of its obligations with respect to any redemption of the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

SECTION 24. Exchange.

(a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In lieu of issuing Common Shares in accordance with Section 24(a) hereof, the Company may, if a majority of the Board of Directors then in office determines that such action is necessary or appropriate and not contrary to the interests of the holders of Rights, elect to (and, in the event that there are not sufficient treasury shares and authorized but unissued Common Shares to permit any exchange of the Rights in accordance with Section 24(a) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exchange of the Rights, cash, property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 24(a) hereof, which aggregate value shall be determined by a nationally recognized investment banking firm selected by a majority of the Board of Directors then in office.  For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof.  Any election pursuant to this Section 24(c) by the Board of Directors must be made by resolution within 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred.  Following the occurrence of the event described in Section 11(a)(ii) hereof, a majority of the Board of Directors then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) hereof shall have occurred to the extent that such directors have not determined whether to exercise their rights of exchange under this Section 24(c).  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares.  In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the purposes of this Section 24(d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately after the date of the first public announcement by the Company that an exchange is to be effected pursuant to this Section 24.

SECTION 25. Notice of Certain Events.

(a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole), to any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

SECTION 26. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA  02021
Attn:  Holly Drummond

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Chordiant Software, Inc.
20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA 95014
Attention:  Chief Financial Officer

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

SECTION 27. Supplements and Amendments.  Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of the Rights.  From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, from time to time supplement or amend any provision of this Agreement without the approval of any holders of Right Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or (iii) change any other provisions with respect to the Rights that the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall be made that would adversely affect the interests of the holders of Rights (other than the interests of an Acquiring Person or its Affiliates or Associates).  Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall become null and void unless such supplement or amendment could have been adopted by the Company from and after the Distribution Date.  Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent.  Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interest under this Agreement.  Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

SECTION 28. Determination and Actions by the Board of Directors, Etc.  For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.  The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement).  All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith, shall be final, conclusive and binding on the Rights Agent and the holders of the Rights.

SECTION 29. Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 30. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

SECTION 31. Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 32. Governing Law.  This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

SECTION 33. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 34. Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

The parties whereto have caused this Agreement to be duly executed as of the day and year first above written.

CHORIDANT SOFTWARE, INC.		Computershare Trust Company, N.A., as Rights agent

By:	/s/ Steven R. Springsteel
Name:	Steven R. Springsteel	By:	/s/ Herbert J. Lemmer
Title:	Chairman, President and CEO	Name:	Herbert J. Lemmer
		Title:	Vice President

By:
Name:
Title:

Exhibit A

Form of Certificate of Designation

Series A Junior Participating Preferred Stock

(Pursuant to Section 151 of the
Delaware General Corporation Law)

Chordiant Software, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Company”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 7, 2008:

Resolved, that pursuant to the authority granted to and vested in the Board of the Company in accordance with the provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Company and hereby states the designation and number of shares, and fixes the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof (in addition to the provisions set forth in the Charter, which are applicable to the Preferred Stock of all classes and series), as follows:

Series A Junior Participating Preferred Stock:

Section 1. Designation and Amount. Five Hundred Thousand (500,000) shares of Preferred Stock, $0.001 par value per share, are designated “Series A Junior Participating Preferred Stock” with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (the “Junior Preferred Stock”).  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $l.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock.  In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.  The holders of shares of Junior Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company.  In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C) Except as set forth herein, or as otherwise provided by law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.  Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

Section 9. Rank.  The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock.

Section 10. Amendment.  The Amended and Restated Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

The undersigned has executed this certificate as of July 10, 2008.

/s/Steven R. Springsteel
Steven R. Springsteel Chairman, President, and Chief Executive Officer

Exhibit B

Form of Right Certificate

Certificate No. R-[___]	[_____] Rights

NOT EXERCISABLE AFTER JULY 21, 2011 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHT CERTIFICATE

CHORDIANT SOFTWARE, INC.

This certifies that [___________________] or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 10, 2008 (the “Rights Agreement”), between Chordiant Software, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., California time, on July 21, 2011 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $20.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 21, 2008, based on the Preferred Shares as constituted at such date.

From and after the time any Person becomes an Acquiring Person, (as such terms are defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or, upon circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a share of Preferred Stock.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Witness the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of __________, 2008	CHORIDANT SOFTWARE, INC.

By:
Name:
Title:

Countersigned:

American Stock Transfer & Trust Company, LLC
as Rights Agent

By:

Name:

Title:

By:

Name:

Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

For Value Received ______________________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

_____________________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

---------------------------------------------------------------

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To American Stock Transfer & Trust Company, LLC:

The undersigned hereby irrevocably elects to exercise ___________________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number:  ______________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:  ______________

(Please print name and address)

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

---------------------------------------------------------------

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

---------------------------------------------------------------

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

Summary of Rights to Purchase Preferred Shares

CHORDIANT SOFTWARE, INC.

On July 7, 2008, the Board of Directors of Chordiant Software, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of the Company.  The dividend is effective as of July 21, 2008 (the “Record Date”) with respect to the stockholders of record on that date.  The Rights will also attach to new Common Shares issued after the Record Date.  Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at a price of $20.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment.  Each Preferred Share is designed to be the economic equivalent of one hundred (100) Common Shares.  The description and terms of the Rights are set forth in a Rights Agreement dated as of July 10, 2008 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC  (the “Rights Agent”).

Detachment and Transfer of Rights

Initially, the Rights will be evidenced by the stock certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed.  Until the earlier to occur of (i) a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the Rights Agreement) or (ii) 10 business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer which would result in the beneficial ownership by an Acquiring Person of 20% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate.

In general, an “Acquiring Person” is a person, the affiliates or associates of such person, or a group, which has acquired beneficial ownership of 20% or more of the outstanding Common Shares; provided, however, that generally, under the Rights Agreement, an “Acquiring Person” does not include (i) the Company, (ii) a subsidiary of the Company, (iii) any employee benefit or compensation plan of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan or (v) any person or entity that, together with its affiliates and associates, beneficially owned 20% or more of the outstanding Common Shares as of July 21, 2008, until such person or entity or its affiliates or associates becomes the beneficial owner of any additional Common Shares.  In addition, except under limited circumstances, no person or entity will become an Acquiring Person as the result of the acquisition of Common Shares by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person or entity to 20% or more of the Common Shares then outstanding.  Further, except under certain circumstances, no person will become an Acquiring Person due to the acquisition of Common Shares directly from the Company.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares.  Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption or expiration of the Rights) the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Exercisability of Rights

The Rights are not exercisable until the Distribution Date.  The Rights will expire on July 21, 2011 (the “Final

Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company in each case as described below.  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.  The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth (1/100) of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Terms of Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable.  Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of one dollar ($l.00) per share but will be entitled to an aggregate dividend of one hundred times (100x) the dividend declared per Common Share.  In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of one hundred dollars ($100) per share but will be entitled to an aggregate payment of one hundred (100x) times the payment made per Common Share.  Each Preferred Share will have one hundred (100) votes, voting together with the Common Shares.  Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive one hundred times (100x) the amount received per Common Share.  These rights are protected by customary anti-dilution provisions.  Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.  The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

Trigger of Flip-In and Flip-Over Rights

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times (2x) the exercise price of the Right.  This right will commence on the date of public announcement that a person has become an Acquiring Person (or the effective date of a registration statement relating to distribution of the rights, if later) and terminate sixty (60) days later (subject to adjustment in the event exercise of the rights is enjoined).

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times (2x) the exercise price of the Right.

Redemption and Exchange of Rights

At any time prior to the earliest of (i) the close of business on the day of the first public announcement that a person has become an Acquiring Person, or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”).  In general, the redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or, under circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent designations and the powers, preferences and rights, and the qualifications, limitations and restrictions), per Right (with value equal to such Common Shares).

Amendment of Rights

The terms of the Rights generally may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as the Rights are distributed no such amendment may adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person).

Additional Information

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on July 11, 2008. A copy of the Rights Agreement is available from the Company by writing to:  Chordiant Software, Inc., 20400 Stevens Creek Boulevard, Cupertino, California 95014, Attention: Investor Relations.  This summary description of the Rights is not intended to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Chordiant.

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CHRDN1 — KEEP THIS PORTION FOR YOUR RECORDS

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CHORDIANT SOFTWARE, INC.

Vote on Directors

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. To elect our two (2) nominees to serve as Directors to hold office until the 2012 annual meeting of stockholders.	☐	☐	☐	______________________

Nominees:

01) William J. Raduchel, Ph.D.
02) Allen A.A. Swann

Vote on Proposals

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] ______ Date ______

Signature (Joint Owners) ______ Date ______

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CHRDN2

CHORDIANT SOFTWARE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven R. Springsteel and Peter S. Norman and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Chordiant Software, Inc., a Delaware corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Chordiant Software, Inc. to be held at the principal offices of Chordiant, 20400 Stevens Creek Blvd., Suite 400, Cupertino, CA 95014 on January 28, 2009 at 1:00 pm, local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions designated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted **FOR** all nominees listed in Proposal 1 and **FOR** Proposals 2, 3 and 4, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Chordiant Software, Inc.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)